PROSPECTUS
                                                                     May 1, 2005

                       WELLS FAMILY OF REAL ESTATE FUNDS
                            6200 The Corners Parkway
                            Norcross, Georgia 30092

                            WELLS S&P REIT INDEX FUND
                             CLASS A SHARES (WSPAX)
                             CLASS B SHARES (WSPBX)
                             CLASS C SHARES (WSPCX)

================================================================================
The Wells S&P REIT Index Fund (the "Fund"), a series of the Wells Family of Real Estate Funds, seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index by investing in the stocks included in the Index.

Wells Asset Management, Inc. (the "Adviser") serves as the investment manager to the Fund. PADCO Advisors, Inc., d/b/a Rydex Investments (the "Sub-Adviser"), manages the Fund's investments under the supervision of the Adviser.

Through this Prospectus, the Fund is offering three classes of shares, each with a different combination of sales loads, ongoing fees and other features. The different distribution arrangements permit you to choose the method of purchasing shares that you believe is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other relevant circumstances.

This Prospectus has the information about the Wells S&P REIT Index Fund that you should know before investing. You should read it carefully and keep it with your investment records.



                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary .......................................................  2
Expense Information .......................................................  5
Additional Investment Information .........................................  7
Operation of the Fund .....................................................  9
Buying Fund Shares ........................................................ 10
Redeeming Your Shares ..................................................... 18
Distribution Plans ........................................................ 20
Dividends and Distributions ............................................... 21
Taxes ..................................................................... 21
Calculation of Share Price and Public Offering Price ...................... 22
Financial Highlights ...................................................... 23
Customer Privacy Policy ................................................... 26
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index (the "S&P REIT Index" or the "Index").

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Normally, at least 95% of the Fund's total assets are invested in the stocks included in the S&P REIT Index. The Fund will invest in stocks represented in the Index in proportions substantially similar to the Index. The Fund is normally invested in all of the stocks which comprise the Index, except when changes are made to the Index itself.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's investment return and net asset value will fluctuate, and when you sell shares you may receive more or less than the amount you paid for them. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is subject to, among other risks:

     MARKET RISK -- Stock prices, including prices of REIT stocks, may decline over short or extended periods. In a declining stock market, stock prices for all REITs may decline, regardless of any one company's prospects. As a result, the Fund may also decline in a declining stock market.

     REAL ESTATE INDUSTRY RISK -- When profits, revenues, or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well. Therefore, the Fund is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which include, without limitation:

          o    possible  declines in the value of real estate
          o    adverse general and local economic  conditions
          o    possible lack of availability of mortgage funds
          o    overbuilding  in a REIT's  market
          o    changes in interest rates
          o    environmental problems

     REIT INVESTMENT RISK -- In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from registration under the Investment Company Act of 1940; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

     INTEREST RATE RISK -- Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

     INVESTMENT COMPETITION RISK -- REITs compete with other investment opportunities (e.g., general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these opportunities instead of REITs, then the Fund may decline in value.

     INDUSTRY CONCENTRATION RISK -- The Fund concentrates its investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.

PERFORMANCE  SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing:

     -- the changes in the Fund's performance from year to year over the lifetime of the Fund, and
     -- how the Fund's average annual total returns compare with those of the Index it tracks.

How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CLASS A PERFORMANCE


          [GRAPHIC OMITTED]

            1999     2000     2001     2002     2003     2004
            ----     ----     ----     ----     ----     ----
           -6.26%   27.56%   12.63%    2.97%   33.88%   30.13%



During the period shown in the bar chart, the highest return for a quarter was 14.50% during the quarter ended December 31, 2004 and the lowest return for a quarter was -8.97% during the quarter ended September 30, 2002.

The impact of taxes and sales loads are not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C shares will differ from the performance of Class A shares to the extent that the Classes do not have the same expenses or inception dates.

       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2004)

The table below shows how the Fund's average annual total returns compare with those of the S&P REIT Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are shown for Class A shares only and after-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                       One Year    Five Years   Since Inception*
CLASS A SHARES                         -----------------------------------------
  Return Before Taxes                    24.92%      19.87%         9.54%
  Return After Taxes on Distributions    22.21%      17.76%         7.59%
  Return After Taxes on Distributions
    and Sale of Fund Shares              17.89%      16.29%         7.07%
S&P REIT Index**                         32.15%      22.52%        11.76%

CLASS B SHARES
  Return Before Taxes                    24.12%      19.74%        14.55%
S&P REIT Index**                         32.15%      22.52%        17.23%

CLASS C SHARES
  Return Before Taxes                    28.01%      19.94%        14.79%
S&P REIT Index**                         32.15%      22.52%        17.17%

* The initial public offering of Class A shares commenced on March 2, 1998, the initial public offering of Class B shares commenced on May 7, 1999 and the initial public offering of Class C shares commenced on May 5, 1999.

**   Reflects  no  deduction  for fees,  expenses  or  taxes.

For purposes of calculating average annual total returns, we assumed the deduction of the maximum sales charge of 4% for Class A shares, and the deduction of the applicable contingent deferred sales charge for Class B and Class C shares.

EXPENSE INFORMATION
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                   CLASS A    CLASS B   CLASS C
                                                   SHARES     SHARES    SHARES
                                                   ----------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price).............  4.00%(1)    None     None
Maximum Contingent Deferred Sales Charge (Load)
 (as a percentage of original purchase price,
  or the amount redeemed, whichever is less).....   None(2)   5.00%(3)  1.00%(4)
Sales Charge (Load) Imposed on
  Reinvested Dividends ..........................   None       None     None
Redemption Fee ..................................   None(5)    None(5)  None(5)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                   CLASS A    CLASS B   CLASS C
                                                   SHARES     SHARES    SHARES
                                                   ----------------------------

Management Fees .................................   .50%       .50%      .50%
Distribution (12b-1) Fees .......................   .25%       .84%      .86%
Other Expenses ..................................   .55%       .60%      .58%
                                                  -----       -----     -----
Total Annual Fund Operating Expenses*............  1.30%      1.94%     1.94%
Fee Waivers and Expense Reimbursements...........   .31%       .20%      .20%
                                                  -----       -----     -----
Net Expenses ....................................   .99%      1.74%     1.74%
                                                  =====       =====     =====


* The Adviser has contractually agreed, until at least May 31, 2006, to waive fees and reimburse expenses in order to maintain Total Annual Fund
     Operating Expenses of Class A, Class B and Class C shares at or below 0.99%, 1.74% and 1.74%, respectively.

(1) Class A sales loads may be reduced or eliminated for larger purchases. The Fund also offers Rights of Accumulation and Letter of Intent privileges whereby shareholders may qualify for reduced sales loads. See "Buying Fund Shares--Class A" in this Prospectus and "Other Purchase Information" in the Statement of Additional Information.

(2) Purchases at net asset value of amounts totaling $1 million or more would be subject to a contingent deferred sales load of 1.00% if a redemption occurred within one year of purchase and a commission was paid to a participating unaffiliated dealer.

(3) Class B shareholders pay a 5.00% contingent deferred sales load if shares are redeemed within one year of purchase. The contingent deferred sales load will be incrementally reduced over time. After the sixth year, no contingent deferred sales load will be assessed.

(4) Class C shareholders pay a 1.00% contingent deferred sales load if shares are redeemed within one year of purchase.

(5) A wire transfer fee is charged by the Fund's custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $15. See "Redeeming Your Shares."

EXAMPLE

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year    3 Years    5 Years    10 Years
                             -------    -------    -------    --------
     Class A Shares           $ 497      $ 766      $1,056     $1,879
     Class B Shares             577        890       1,229      2,082
     Class C Shares             277        590       1,029      2,248

You would pay the following expenses if you did not redeem your shares:

                              1 Year    3 Years    5 Years    10 Years
                             -------    -------    -------    --------
Class A Shares                $ 497      $ 766      $1,056     $1,879
Class B Shares                  177        590       1,029      2,082
Class C Shares                  177        590       1,029      2,248

ADDITIONAL INVESTMENT INFORMATION
================================================================================

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results corresponding to the performance of the S&P REIT Index by investing in the stocks included in the Index.

PRINCIPAL INVESTMENT  STRATEGIES

The Fund attempts to duplicate the investment results of the S&P REIT Index. The Index is made up of approximately 100 stocks which constitute a representative sample of all U.S. publicly traded Real Estate Investment Trusts.

The Fund is not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, the Fund is "passively managed," where the investment advisers attempt to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); and index performance correlation (an index fund is expected to move in the same direction -- up or down -- as its target index).

To be included in the Index, a REIT must be traded on a major U.S. stock exchange. As of December 31, 2004, 100 REITs were included in the Index. The Index is rebalanced every calendar quarter as well as each time that a REIT is removed from the Index because of corporate activity such as a merger, acquisition, leveraged buyout, bankruptcy, IRS removal of REIT status, fundamental change in business, or a change in shares outstanding.

WHAT IS A REIT?

A Real Estate Investment Trust ("REIT") is a pooled investment vehicle which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage backed investments. They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly or the ability of the Index to track the market performance of real estate investment trusts. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P REIT Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the purchasers of the Fund into consideration in determining, composing or calculating the REIT Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the shares of the Fund, in the timing of the issuance or sale of the shares of the Fund, or in the determination or calculation of the equation by which the shares of the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, PURCHASERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Under normal market conditions, at least 95% of the Fund's total assets will be invested in the stocks included in the S&P REIT Index. The proportion of the Fund's assets invested in each stock held in the Fund's portfolio is substantially similar to the proportion of the Index represented by the stock. For example, if a stock represents 2% of the value of the Index, the Fund invests approximately 2% of its assets in the stock. The Fund will normally be invested in all of the stocks which comprise the S&P REIT Index, except when changes are made to the Index itself. As of December 31, 2004, the Index includes approximately 95% equity REITs, 1% mortgage REITs and 4% hybrid REITs; however, these percentages are subject to change at any time at the discretion of S&P. The Sub-Adviser monitors daily the composition of the Index and makes adjustments to the Fund's portfolio as necessary in order to correlate with the Index.

The Fund will attempt to achieve a correlation between its performance and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. If the Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment strategies, cash management policies and expense ratio in an attempt to achieve a correlation of 0.95 or higher.

Money market instruments will typically represent a portion of the Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

INVESTMENT RISKS

There is no assurance that the Fund's investment objective will be met. Generally, if the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. Similarly, if the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

An investment in the Fund is subject to numerous risks. Descriptions of the principal risks of an investment in the Fund, including, without limitation, a discussion of Real Estate Industry Risks and REIT Investment Risks, appears on page 2 of this Prospectus.

OPERATION OF THE FUND
================================================================================
The Fund is a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Trust's Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

INVESTMENT ADVISER. The Trust retains Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia, to provide general investment supervisory services to the Fund and to manage the Fund's business affairs. The controlling shareholder of the Adviser is Leo F. Wells, III. Mr. Wells, through various organizations under his control, has extensive experience in the acquisition, disposition, management, leasing and development of investment real estate. The Fund pays the Adviser a fee at the annual rate of ..50% of the average value of its daily net assets.

SUB-ADVISER. PADCO Advisors, Inc., d/b/a Rydex Investments (the "Sub-Adviser"), 9601 Blackwell Road, Suite 500, Rockville, Maryland, has been retained by the Adviser to manage the Fund's investments. The Adviser (not the Fund) pays the Sub-Adviser a fee for its services to the Fund at the annual rate of .20% of the Fund's average daily net assets up to $100 million, .15% of the next $400 million of such assets, and .10% of such assets in excess of $500 million, subject to a minimum fee of $10,000 per month. The Sub-Adviser has been managing assets for institutional investors since 1993. The Sub-Adviser has more than10 years of experience in managing mutual fund portfolios which correlate to an index.

PRINCIPAL UNDERWRITER. Wells Investment Securities, Inc. (the "Underwriter") serves as the primary agent for the distribution of shares of the Fund. The Underwriter is an affiliate of the Adviser by reason of common ownership. Leo F. Wells, III, President and a Trustee of the Trust, is the controlling shareholder of the Underwriter.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

BUYING FUND SHARES
================================================================================
You may open an account with the Fund by investing at least the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Several different account options and minimum investment amounts options are detailed below.

--------------------------------------------------------------------------------

                                ACCOUNT OPTIONS

Regular Accounts
----------------

Tax-Deferred Retirement Plans
-----------------------------

TRADITIONAL IRA

Assets grow tax-deferred and contributions may be deductible. Withdrawals and distributions are taxable in the year made.

SPOUSAL IRA

An IRA in the name of a non-working spouse by a working spouse.

ROTH IRA

An IRA with tax free growth of assets and distributions, if certain conditions are met. Contributions are not deductible.

IRA stands for "Individual Retirement Account." IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which is right for you.

You may also open accounts for:

o    Keogh Plans for self-employed individuals

o Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

o 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

o Coverdell Education Savings Accounts for funding a child's eligible education expenses

                               MINIMUM INVESTMENT
                                  REQUIREMENTS

                                               Initial            Additional
                                               -------            ----------
Regular Accounts                               $2,500                None

Tax-Deferred
Retirement Plans                               $1,000                None

Automatic Investment Plans:
Regular Accounts                               $2,500                $ 100

Tax-Deferred
Retirement Plans                               $1,000                $ 100

Automatic Investment Plans
--------------------------

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account on either the 15th, the last business day of the month or both. The Fund pays the costs associated with these transfers, but reserves the right, upon thirty days written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

You may also purchase shares of the Fund through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Fund.

--------------------------------------------------------------------------------

OPENING A NEW ACCOUNT. To open an account with us, please follow the steps outlined below.

1. Complete the enclosed Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, we will invest your purchase in Class A shares.

2.   Write a check for your initial investment to "Wells S&P REIT Index Fund."

3. Mail your completed Account Application and your check to the following address:

                           WELLS S&P REIT INDEX FUND
                        C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707

You may also establish an account through your broker-dealer. Since your broker-dealer may charge you fees for his or her services other than those described in this Prospectus, you should ask your broker-dealer about fees before investing.

ADDING TO YOUR ACCOUNT. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer (ask your broker-dealer about any fees for his or her services). Additional purchase requests must include your name and account number to ensure proper crediting to your account. Use the address above for additional purchases by mail, and call us c/o our transfer agent, Ultimus Fund Solutions, at 800-282-1581 for wiring instructions.

OTHER INFORMATION. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o We price direct purchases based on the next public offering price (net asset value plus any applicable sales load) computed after your order is received. Direct purchase orders received by the Transfer Agent by the close of the regular session of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) are confirmed at that day's public offering price. Purchase orders received by dealers prior to the close of the NYSE on any business day and transmitted to the Transfer Agent on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

     o All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. We do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, or money orders. In addition, to protect the Fund from check fraud, we do not accept checks made payable to third parties.

     o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

     o We may refuse to accept any purchase request for any reason or no reason.

     o We mail you confirmations of all your purchases or redemptions of Fund shares.

     o    Certificates representing shares are not issued.

     o If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o There is no fee for purchases made by wire, but we may charge you for this service upon thirty days prior notice.

The Fund's Account Application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

DISRUPTIVE  TRADING AND MARKET TIMING

The Fund discourages  frequent
purchases and sales of shares of the Fund. As noted above, the Fund may refuse to accept a purchase order for any reason or no reason, and the Fund will refuse a purchase order if it determines, in its sole opinion, that your trading activity may disadvantage or potentially harm the rights or interests of other shareholders. Frequent purchases, redemptions or exchanges into and then out of the Fund in a short period of time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have harmful effects for other shareholders. These risks and harmful effects include:

     o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

     o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take steps to prevent Disruptive Trading. In general, the Fund considers frequent roundtrip transactions in an account to constitute Disruptive Trading. A "roundtrip transaction" is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 30 days.

While there is no specific limit on roundtrip transactions, the Fund may (i) refuse any purchase or exchange order; or (ii) restrict or terminate purchase or exchange privileges for a shareholder where we determine that the shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period. In determining the frequency of roundtrip transactions, the Fund does not include systematic withdrawals or exchanges and/or automatic purchases or exchanges, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Fund will calculate roundtrip transactions at the shareholder level. The Fund is unable to measure roundtrip transactions for purchases through broker-dealer or similar omnibus accounts, since omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the Fund.

Notwithstanding the foregoing, the Fund may take action to prevent additional purchases or exchanges by a shareholder if his or her trading activity (measured by roundtrip transactions or otherwise) is determined to be Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, the Fund may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory law related to market timing. Finally, you should note that sales loads and contingent deferred sales loads apply to the purchase of Class A, B and C shares, which the Fund believes discourage market timing in the Fund in these share classes. While the market timing policies and procedures described above are intended to detect and prevent Disruptive Trading, the Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

The Fund does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

CHOOSING A SHARE CLASS

Through this Prospectus the Fund is offering three classes of shares: Class A shares, Class B shares and Class C shares. The three Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales loads and expenses to which they are subject. Before choosing a Class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which Class of shares (A, B or C) is more beneficial to you depends on the amount and intended length of time of your investment and the type of account you open. You should consider Class A shares if you prefer to pay an initial sales load. If you qualify for reduced sales loads by investing over $50,000, you may find Class A shares particularly attractive because Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales load so the entire purchase price is immediately invested in the Fund, but are subject to higher ongoing expenses than Class A shares. Due to the fact that the entire amount of the purchase price of Class B and Class C shares are immediately invested, any investment return on these investments may partially or wholly offset the higher annual expenses. However, there can be no assurance that this would be the case, since the Fund's future returns cannot be predicted.

Finally, you should consider the effect of contingent deferred sales loads and any conversion rights of each Class in the context of your investment timeline. For example, Class C shares are subject to a significantly lower contingent deferred sales load upon redemption than Class B shares; however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares, therefore, are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately eight years and will be subject to only a .25% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

INSTITUTIONAL CLASS INVESTORS. Class I shares are available only to clients of financial intermediaries that charge an asset management fee and only if clients of the financial intermediary have invested in the aggregate $2 million or more in Class I shares. Financial intermediaries interested in Class I shares should contact the Underwriter for a Prospectus and additional information.

Set forth below is a chart comparing the sales loads, 12b-1 fees and conversion options applicable to each Class of shares:

                                                                                        CONVERSION
CLASS SALES LOAD                                                 12B-1 FEE                FEATURE

-------------------------------------------------------------------------------------------------------------------
A     Maximum 4.00% initial sales load, reduced for                 0.25%                   None
      purchases of $50,000 and over; shares sold without
      an initial sales load may be subject to a 1.00%
      contingent deferred sales load during first year
-------------------------------------------------------------------------------------------------------------------
B     Maximum 5.00%  contingent  deferred sales load                1.00%       Class B shares will automatically
      during the first year,  decreasing to 0 after six years                   convert to Class A shares after
                                                                                approximately eight years
-------------------------------------------------------------------------------------------------------------------
C     1.00% contingent deferred sales load during first year        1.00%                   None
-------------------------------------------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A Shares because there is no front-end sales load and the annual expenses are lower. Therefore, any purchase of $1 million or more is generally invested in Class A Shares.

                                 CLASS A SHARES

Class A shares are sold at net asset value (NAV) plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of 1.00% on redemptions made within one year after purchase if a commission was paid by the Underwriter to a participating unaffiliated broker. Class A shares are also subject to an annual 12b-1 fee of up to .25% of the Fund's average daily net assets allocable to Class A shares.

The public offering price of Class A shares is the next determined NAV per share plus a sales load as shown in the following table:


                                       Sales Load as % of:        Dealer
                                    ------------------------    Reallowance
                                      Public        Net            as % of
                                     Offering      Amount          Public
Amount of Investment                  Price       Invested     Offering Price
-------------------------------     ---------     --------     --------------
Less than $50,000                      4.00%        4.17%           3.50%
$50,000 but less than $100,000         3.50         3.63            3.00
$100,000 but less than $250,000        3.00         3.09            2.50
$250,000 but less than $500,000        2.50         2.56            2.00
$500,000 but less than $1,000,000      2.00         2.04            1.50
$1,000,000 or more                     None         None            None

PLEASE SEE "REDUCED SALES LOADS" BELOW FOR INFORMATION ON WAYS FOR INVESTORS TO REDUCE OR ELIMINATE SALES LOADS. MORE DETAILS ABOUT THESE PROGRAMS ARE CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION.

For initial purchases of Class A shares of the Fund of $1 million or more and subsequent purchases further increasing the size of the account, a dealer's commission (equal to 1.00% of such purchases from $1 million to $5 million, .50% of such purchases from $5 million to $50 million and .25% of such purchases in excess of $50 million) may be paid by the Underwriter to participating unaffiliated brokers through whom such purchases are effected. No commission will be paid if the purchase represents the reinvestment of a redemption from the Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the broker's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

Under certain circumstances, the Underwriter may increase or decrease the reallowance to brokers. The Underwriter receives that portion of the initial sales load which is not reallowed to the brokers who sell shares of the Fund. The Underwriter retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

REDUCED SALES LOADS. You may use the Right of Accumulation to combine the current NAV of your existing Class A shares of the Fund with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the table above.

Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. With a Letter of Intent, the investor expresses his or her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor's periodic investments the reduced sales load that would apply to the total amount stated in the Letter of Intent. The minimum initial investment under a Letter of Intent is $10,000.

Shareholders may include the value of certain related accounts, including accounts held by their spouse and children under the age of 21, for purposes of determining the applicable sales load and for purposes of the Right of Accumulation and Letter of Intent privileges. These privileges apply even if your related accounts are opened using different brokerage firms, so it is important to let your broker(s) or the Transfer Agent know about all your accounts that may be combined for these privileges. You should contact your broker or the Transfer Agent for more information about reduced sales loads and the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Class A shares of the Fund at NAV. Federal and state credit unions may also purchase Class A shares at NAV.

In addition, Class A shares of the Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Underwriter and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers, financial planners and other financial intermediaries may also purchase Class A shares at NAV if their investment adviser, financial planner or financial intermediary has made arrangements with the Underwriter permitting them to do so. The investment adviser, financial planner or financial intermediary must notify the Fund that an investment qualifies as a purchase at NAV.

Trustees, directors, officers and employees of the Trust, the Adviser, the Sub-Adviser, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Fund at NAV.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Underwriter and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Underwriter and will be equal to the commission percentage paid at the time of purchase (either 1.00%, .50% or .25% depending on the amount of purchase) as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed; or (2) the NAV of such shares at the time of redemption. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be so notified on the confirmation you receive for such purchase. Class A shares of the Fund held for more than one year will not be subject to the contingent deferred sales load.

                                 CLASS B SHARES

Class B shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund. A contingent deferred sales load will be imposed on redemptions of Class B shares that take place within six years of the purchase date. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class B shares being redeemed. The size of this sales load will depend on how long you have held your shares, as set forth in the following table:


          Year Since Purchase           CDSL as a Percentage
          Payment Made                  of Amount Redeemed
          --------------------------    --------------------
          First                               5.00%
          Second                              4.00%
          Third                               3.00%
          Fourth                              3.00%
          Fifth                               2.00%
          Sixth                               1.00%
          Seventh and thereafter               None

Class B shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class B shares. The Underwriter intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares. The maximum initial investment in Class B shares is $250,000.

CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares, based on the relative NAVs of the shares of the two Classes on the conversion date, approximately eight (8) years after the date of your original purchase of those shares. Class B shares you have acquired through automatic reinvestment of dividends and distributions paid on the shares being converted will also be converted to Class A shares.

                                 CLASS C SHARES

Class C shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund. A contingent deferred sales load of 1.00% will be imposed on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for more than one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. The Underwriter intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares. The maximum initial investment in Class C shares is $500,000.

ADDITIONAL INFORMATION ON THE CONTINGENT DEFERRED SALES LOAD

The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Underwriter may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc. The contingent deferred sales load is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see "Redeeming Your Shares"). In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

All sales loads imposed on redemptions are paid to the Underwriter. The contingent deferred sales load will not be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a particular redemption is subject to a contingent deferred sales load, it is assumed that the redemption is first of shares acquired pursuant to reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 5.00%, the contingent deferred sales load would be $200. At the rate of 1.00%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class B and Class C shares in your account are aggregated.

EXCHANGE PRIVILEGE

Shares of the Fund and shares held in a Wells Money Market omnibus account in the Money Market Portfolio (a series of Premier Money Market Shares) may be exchanged for each other. A sales load may be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged. If you make an exchange involving Class B or Class C shares, the amount of time you hold shares of the Money Market Portfolio through the Wells Money Market Account will not be added to the holding period of your original Fund shares for the purpose of calculating contingent deferred sales charges if you later redeem your investment. However, if you exchange back into your original Class B or Class C shares, the prior holding period of your Class B or Class C shares will be added to your current holding period of Class B or Class C shares in calculating the contingent deferred sales load.

You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt Fund performance. If you exceed that limit, the Fund or the Underwriter, in its sole discretion, may reject any further exchange orders.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail. An exchange will be effected at the next determined net asset value (or offering price if a sales load is applicable) after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a copy of the prospectus for the Money Market Portfolio.

ANTI-MONEY LAUNDERING COMPLIANCE

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Fund will ask for your name, address, date of birth, and other information that will allow the Fund to identify you. The Fund may also ask to see your driver's license or other identifying documents. If we cannot verify your identity, we may determine not to open an account for you or, if your account is open, we may close your account. Closed accounts will be valued at the price determined as of the close of the New York Stock Exchange on the day the account is closed, and redemption proceeds may be worth more or less than the original investment.

If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Fund may also be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

REDEEMING YOUR SHARES
================================================================================
To redeem your shares, send a written request to us c/o our Transfer Agent, with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Fund's account records. Mail your written redemption request to:

                           WELLS S&P REIT INDEX FUND
                        C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a valid request for redemption, less any contingent deferred sales load due on the redeemed shares. Be sure to review "Buying Fund Shares" above to determine whether your redemption is subject to a contingent deferred sales load.

You may also place a wire redemption request through your broker-dealer to redeem your shares. The broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus. If you request a redemption by wire, you will be charged a $15 processing fee. We reserve the right to change the processing fee upon thirty days notice. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address designated on your account.

If the shares to be redeemed over any 30-day period have a value of more than $25,000, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us with any questions to ensure that your signature guarantee will be processed.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $2,500 (or $1,000 for a retirement account). If the account remains under $2,500 (or $1,000 for a retirement account) thirty days after we notify you, we may close your account and send you the proceeds, less any applicable sales load.

AUTOMATIC WITHDRAWAL PLAN. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal plan that allows you to withdraw a fixed amount from your account each month, quarter or year. Under the plan, we send the proceeds either to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. Please contact us for more information about the automatic withdrawal plan.

REINVESTMENT PRIVILEGE. If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

OTHER INFORMATION. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or by wire transfer from your bank.

     o We may delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request).

     o We may process any redemption request that exceeds $250,000 or 1% of the Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as a "redemption in kind"). See the Statement of Additional Information for further information.

DISTRIBUTION PLANS
================================================================================
The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan") that allow each Class of shares to pay for certain expenses related to the distribution of their shares, including payments to securities dealers and other persons (including the Underwriter and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Class A Plan is ..25% of the Fund's average daily net assets allocable to Class A shares. The annual limitation for payment of expenses pursuant to the Class B Plan and the Class C Plan is 1.00% of the Fund's average daily net assets allocable to Class B shares and Class C shares, respectively. The payments permitted by the Class B Plan and the Class C Plan fall into two categories. First, each Class of shares may directly incur or reimburse the Underwriter (in an amount not to exceed .75% per year of the Fund's average daily net assets allocable to Class B shares and Class C shares) for certain distribution related expenses as described above. The Class B Plan and Class C Plan also provide for the payment of an account maintenance fee of up to .25% per year of the Fund's average daily net assets allocable to Class B shares and Class C shares, respectively, which may be paid to dealers or other financial intermediaries based on the average value of Fund shares owned by clients of such dealers or other financial intermediaries. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales loads. In the event a Plan is terminated by the Trust in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Underwriter may make payments to dealers and other persons in addition to the .25% account maintenance fee described above.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

You should indicate your choice of option on your application. If no option is selected, distributions will automatically be reinvested in additional shares of the Fund (see "Share Option" below). All distributions will be based on the NAV in effect on the payable date.

--------------------------------------------------------------------------------
Distributions are paid according to the following options:


     SHARE OPTION  --   income   distributions  and  capital  gains
                        distributions reinvested in additional
                        shares without a sales load.

     INCOME OPTION  --  income   distributions  paid  in  cash;
                        capital   gains distributions reinvested in
                        additional shares without a sales load.

     CASH OPTION  --    income distributions and capital gains
                        distributions paid in cash.
--------------------------------------------------------------------------------

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

If you have received in cash any dividend or capital gains distribution from the Fund, you may return the distribution to the Fund within thirty days of the distribution date for reinvestment at the NAV next determined after its return. You or your dealer must notify the Fund that a distribution is being reinvested pursuant to this provision.

TAXES
================================================================================
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders. The Fund expects most of its distributions to be in the form of net investment income; however, the nature of the Fund's distributions could vary in any given year.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxable as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions from the Fund are not eligible for the dividends received deduction available to corporations. A portion of the Fund's distributions may be classified as a return of capital, which portion is generally not taxable to you.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions and exchanges of shares of the Fund are taxable events on which you may realize a gain or loss.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions. Because REITs cannot provide complete information about the taxability of their distributions until after the end of the calendar year, the Trust plans to ask the Internal Revenue Service each year for an extension of time to issue Forms 1099-DIV ("1099s") for the Fund. If this request is approved, we expect to mail 1099s to Fund shareholders in non-retirement plan accounts prior to March 1 of each year.

You should consult your tax advisor about the tax consequences of distributions from the Fund, redemptions and exchanges of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
================================================================================
On each day that the Fund is open for business, the public offering price (NAV plus any applicable sales load) of each Class of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

The Fund's portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The NAV per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2004, 2003 and 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information for the periods ended prior to December 31, 2002 was audited by other independent public accountants.

CLASS A

                                              PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                    YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                    2004        2003       2002       2001       2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........... $   10.31   $    8.26  $    8.63  $    8.14  $    6.80
                                                 ---------   ---------  ---------  ---------  ---------
Income (loss) from investment operations:
  Net investment income ........................      0.31        0.28       0.34       0.37       0.37
  Net realized and unrealized gains
   (losses) on investments .....................      2.73        2.45      (0.07)      0.63       1.45
                                                 ---------   ---------  ---------  ---------  ---------
Total from investment operations ...............      3.04        2.73       0.27       1.00       1.82
                                                 ---------   ---------  ---------  ---------  ---------

Less distributions:
  Dividends from net investment income .........     (0.31)      (0.28)     (0.34)     (0.37)     (0.37)
  Distributions from net realized gains ........     (0.99)      (0.28)     (0.18)      --         --
  Return of capital ............................     (0.08)      (0.12)     (0.12)     (0.14)     (0.11)
                                                 ---------   ---------  ---------  ---------  ---------
Total distributions ............................     (1.38)      (0.68)     (0.64)     (0.51)     (0.48)
                                                 ---------   ---------  ---------  ---------  ---------

Net asset value at end of year ................. $   11.97   $   10.31  $    8.26  $    8.63  $    8.14
                                                 =========   =========  =========  =========  =========

Total return(a) ................................     30.13%      33.88%      2.97%     12.63%     27.56%
                                                 =========   =========  =========  =========  =========

Net assets at end of year (000's) .............. $ 212,993   $ 170,443  $  93,545  $  74,470  $  46,759
                                                 =========   =========  =========  =========  =========

Ratio of net expenses to average net
  assets(b) ....................................      0.99%       0.99%      0.99%      0.99%      0.98%

Ratio of net investment income to
  average net assets ...........................      2.86%       3.19%      3.96%      4.61%      5.43%

Portfolio turnover rate ........................        26%         13%        10%         5%         9%

(a)  Total returns shown exclude the effect of applicable sales loads.

(b) Absent voluntary fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.30%, 1.34%, 1.38%, 1.26% and 1.44% for the years ended December 31, 2004, 2003, 2002,
     2001 and 2000, respectively.



                                                                                                       23

CLASS B

                                              PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                    YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                    2004        2003       2002       2001       2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........... $   10.46   $    8.37  $    8.75  $    8.24  $    6.88
                                                 ---------   ---------  ---------  ---------  ---------

Income (loss) from investment operations:
  Net investment income ........................      0.23        0.22       0.27       0.30       0.32
  Net realized and unrealized gains (losses)
    on investments .............................      2.76        2.48      (0.07)      0.66       1.46
                                                 ---------   ---------  ---------  ---------  ---------
Total from investment operations ...............      2.99        2.70       0.20       0.96       1.78
                                                 ---------   ---------  ---------  ---------  ---------

Less distributions:
  Dividends from net investment income .........     (0.23)      (0.22)     (0.27)     (0.30)     (0.32)
  Distributions from net realized gains ........     (0.99)      (0.28)     (0.18)        --         --
  Return of capital ............................     (0.08)      (0.11)     (0.13)     (0.15)     (0.10)
                                                 ---------   ---------  ---------  ---------  ---------
Total distributions ............................     (1.30)      (0.61)     (0.58)     (0.45)     (0.42)
                                                 ---------   ---------  ---------  ---------  ---------

Net asset value at end of year ................. $   12.15   $   10.46  $    8.37  $    8.75  $    8.24
                                                 =========   =========  =========  =========  =========

Total return(a) ................................     29.12%      32.98%      2.13%     11.88%     26.48%
                                                 =========   =========  =========  =========  =========

Net assets at end of year (000's) .............. $  51,588   $  31,854  $  18,880  $  12,708  $   6,718
                                                 =========   =========  =========  =========  =========


Ratio of net expenses to average net assets(b) .      1.74%       1.74%      1.74%      1.74%      1.69%

Ratio of net investment income to average net
  assets .......................................      2.11%       2.44%      3.21%      3.86%      4.72%

Portfolio turnover rate ........................        26%         13%        10%         5%         9%

(a)  Total returns shown exclude the effect of applicable sales loads.

(b) Absent voluntary fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.94%, 1.96%, 1.99%, 2.01% and 2.26% for the years ended December 31, 2004, 2003, 2002,
     2001 and 2000, respectively.


24

CLASS C

                                              PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                    YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                    2004        2003       2002       2001       2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........... $   10.43   $    8.35  $    8.72  $    8.22  $    6.86
                                                 ---------   ---------  ---------  ---------  ---------

Income (loss) from investment operations:
  Net investment income ........................      0.23        0.22       0.27       0.30       0.32
  Net realized and unrealized gains (losses)
    on investments .............................      2.74        2.47      (0.06)      0.65       1.46
                                                 ---------   ---------  ---------  ---------  ---------
Total from investment operations ...............      2.97        2.69       0.21       0.95       1.78
                                                 ---------   ---------  ---------  ---------  ---------
Less distributions:
  Dividends from net investment income .........     (0.23)      (0.22)     (0.27)     (0.30)     (0.32)
  Distributions from net realized gains ........     (0.99)      (0.28)     (0.18)      --         --
  Return of capital ............................     (0.08)      (0.11)     (0.13)     (0.15)     (0.10)
                                                 ---------   ---------  ---------  ---------  ---------
Total distributions ............................     (1.30)      (0.61)     (0.58)     (0.45)     (0.42)
                                                 ---------   ---------  ---------  ---------  ---------

Net asset value at end of year ................. $   12.10   $   10.43  $    8.35  $    8.72  $    8.22
                                                 =========   =========  =========  =========  =========

Total return(a) ................................     29.01%      32.94%      2.25%     11.78%     26.63%
                                                 =========   =========  =========  =========  =========

Net assets at end of year (000's) .............. $  68,912   $  38,861  $  19,350  $   9,339  $   4,121
                                                 =========   =========  =========  =========  =========

Ratio of net expenses to average net assets(b) .      1.74%       1.74%      1.74%      1.74%      1.68%

Ratio of net investment income to average net
  assets .......................................      2.11%       2.44%      3.21%      3.86%      4.73%

Portfolio turnover rate ........................        26%         13%        10%         5%         9%

(a)  Total returns shown exclude the effect of applicable sales loads.

(b) Absent voluntary fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.94%, 1.96%, 1.99%, 2.01% and 2.29% for the years ended December 31, 2004, 2003, 2002,
     2001 and 2000, respectively.

================================================================================
  ----------------------------------------------------------------------------

                            CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed.

However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Wells Family of Real Estate Funds (the "Trust"), Wells Asset Management, Inc., the Trust's investment adviser, and Wells Investment Securities, Inc., the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-282-1581   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

  ----------------------------------------------------------------------------
================================================================================
26

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

================================================================================

WELLS S&P REIT INDEX FUND
6200 The Corners Parkway
Norcross, Georgia 30092

BOARD OF TRUSTEES

Leo F. Wells III           Donald S. Moss
Michael R. Buchanan        Walter W. Sessoms
Richard W. Carpenter       Neil H. Strickland
Bud Carter                 W. Wayne Woody           WELLS S&P REIT
William H. Keogler, Jr.
                                                    INDEX FUND
INVESTMENT ADVISER
Wells Asset Management, Inc.                          Prospectus and Application
6200 The Corners Parkway
Norcross, Georgia 30092
                                                      May 1, 2005
SUB-ADVISER
Rydex Investments
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850                           CLASS A SHARES (WSPAX)
                                                    CLASS B SHARES (WSPBX)
UNDERWRITER                                         CLASS C SHARES (WSPCX)
Wells Investment Securities, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092
Wells Sales Associate: (Toll-Free) 800-448-1010

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-282-1581

Additional information about the Fund is included   An Account Application is
in the Statement of Additional Information (SAI),   located at the center-fold
which  is hereby incorporated by reference in its   of this Prospectus.
entirety. Additional information about the Fund's
investments is available in the Fund's annual and
semiannual reports to shareholders. In the Fund's
annual  report,  you  will  find  a discussion of
the  market  conditions   and   strategies   that
significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the  annual and
semiannual reports or other information about the
Fund,  or  to  make  inquiries  about  the  Fund,
please  call  1-800-282-1581.  Information  about             [GRAPHIC OMITTED]
the   Fund,  including  the  SAI, can be reviewed                    WELLS
and  copied  at  the  Securities   and   Exchange              Real Estate Funds
Commission's Public Reference Room in Washington,
D.C.

Information about the  operation of  the   Public   THESE  SECURITIES  HAVE  NOT
Reference Room can be obtained by calling the BEEN APPROVED OR DISAPPROVED Commission at 1-202-942-8090. Reports and other BY THE SECURITIES AND information about the Fund are available on the EXCHANGE COMMISSION NOR HAS EDGAR Database on the Commission's Internet site THE SECURITIES AND EXCHANGE at http://www.sec.gov. Copies of information on COMMISSION PASSED UPON THE the Commission's Internet site may be obtained, ACCURACY OR ADEQUACY OF upon payment of a duplicating fee, by electronic THIS PROSPECTUS. ANY request at the following e-mail address: REPRESENTATION TO THE publicinfo@sec.gov, or by writing to: Securities CONTRARY IS A CRIMINAL
and   Exchange   Commission,   Public   Reference   OFFENSE.
Section,   Washington,   D.C.   20549-0102.  File
No. 811-8355

================================================================================

--------------------------------------
ACCOUNT APPLICATION

DO NOT USE THIS APPLICATION TO
ESTABLISH A FUND INDIVIDUAL RETIREMENT
ACCOUNT.

PLEASE PRINT CLEARLY ALL ITEMS EXCEPT
SIGNATURE.                                                 W E L L S

TO AVOID HAVING YOUR APPLICATION                             S & P     [LOGO]
RETURNED, PLEASE BE SURE TO COMPLETE
STEPS 1, 2 & 7.                                         REIT INDEX FUND

RETURN COMPLETED FORM WITH PAYMENT TO
THE FUND:

   P.O. BOX 46707, CINCINNATI,
   OHIO 45246-0707

FOR ASSISTANCE WITH OTHER FORMS,
PLEASE CALL US AT 1-800-282-1581.
--------------------------------------

================================================================================

--------------------------------------------------------------------------------
STEP 1: ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
1A.  CHECK ONE

[ ]  INDIVIDUAL

     ___________________________________________________________________________
                    Owner's Name (as you want it to appear)

DATE OF BIRTH OF OWNER _________________ / ___________________ /________________

OCCUPATION _____________________________________________________________________

EMPLOYER NAME / ADDRESS ________________________________________________________

CITIZENSHIP: [ ] U.S.  [ ] Other _______________________________________________
                           Specify Country (Non-resident aliens must provide IRS form W-8 and a copy of their passport.)

Are you an associated person of an NASD member? [ ] Yes  [ ] No

[ ]  JOINT ACCOUNT (CANNOT BE A MINOR)
     Joint owners have rights of survivorship, unless state laws regarding community property apply.

     ___________________________________________________________________________
                       Joint Owner's Name (if applicable)

DATE OF BIRTH OF JOINT OWNER _______________ / _______________ / _______________

OR

[ ]  TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
     Please attach a copy of the appropriate bylaws, resolutions or trust documents establishing authority to open this account

     ___________________________________________________________________________
            Name of Trust, Corporation, Partnership or other Entity

     If a Trust _________________________________________________ ______________
                   Name of Trustee(s) or Authorized Individual      Trust Date

OR

[ ]  GIFT/TRANSFER TO A MINOR (UGMA/UTMA)

     ________________________________________________________ as a custodian for
              Custodian's Name (only one permitted)

     __________________________________________ under the ___________ UGMA/UTMA.
         Minor's Name (only one permitted)                   State

     Minor's date of birth _____________________________________________________

1B.  TAXPAYER IDENTIFICATION NUMBER

                         __ __ __ - __ __ - __ __ __ __

     Owner's Social Security ID Number (use Minor's SSN for Custodial account)

                         __ __ __ - __ __ - __ __ __ __

                    Joint Owner's Social Security ID Number

1C.  MAILING ADDRESS AND TELEPHONE NUMBER

     ___________________________________________________________________________
     Number and Street

     ____________________________________________ ________________ _____________
     City                                         State            Zip

     ( _____ ) __________________________________ ( _____ ) ____________________
     Telephone Number                             Fax Number

--------------------------------------------------------------------------------
STEP 2: FUND SELECTION AND INITIAL INVESTMENT
--------------------------------------------------------------------------------

2A.  Indicate the amount for each share class selected.
     Please enclose one check for the total amount of your investment.($2,500 min.; $1,000 for tax-deferred retirement plans)

                                               AMOUNT

     Wells S&P Reit Index Fund     Class A $___________   Class C  $___________
                                   Class B $___________

     Wells Money Market Account            $___________

     *Please see prospectus for eligibility requirements.

2B.  RIGHTS OF ACCUMULATION Please see prospectus for details.

[ ] My combined holdings in the Wells S&P Reit Index Fund Class A Shares may entitle me to a reduced sales charge. Applicable shareholder account numbers are:

Account # _____________________________ Account # ______________________________

Account # _____________________________ Account # ______________________________

2C. LETTER OF INTENT You may qualify for reduced sales charges if you plan to make additional investments within a 13-month period. Please see prospectus for qualifications.

[ ] I agree to the terms of the Letter of Intent set forth in the prospectus. Although I am not obligated to do so, it is my intention to invest over a 13-month period in Class A Shares of Wells S&P Reit Index Fund an aggregate amount at least equal to that which is checked below.

[ ]  $50,000   [ ]  $100,000  [ ]  $250,000  [ ]  $500,000  [ ]  $1,000,000

2D.  SALES CHARGE WAIVER See current prospectus for eligibility requirements.

[ ]  Check if eligible for waiver and indicate investor category:

     ___________________________________________________________________________

--------------------------------------------------------------------------------
STEP 3: DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS
--------------------------------------------------------------------------------

YOUR DIVIDENDS AND CAPITAL GAINS WILL BE AUTOMATICALLY REINVESTED INTO YOUR ACCOUNT UNLESS YOU INDICATE OTHERWISE BELOW.

[ ] INCOME OPTION: Please distribute all income in cash, and reinvest my capital gains in additional shares of the Fund

[ ] CASH OPTION 1: Please distribute all income and capital gains in cash by check.

[ ] CASH OPTION 2: Please distribute all income and capital gains in cash directly to the bank account identified in Step 6.

--------------------------------------------------------------------------------
STEP 4: DUPLICATE STATEMENTS AND CONFIRMATIONS
--------------------------------------------------------------------------------

Please send duplicate statements and confirmations to an address other than that listed in Section 1C (optional):

     ___________________________________________________________________________
     Name

     ___________________________________________________________________________
     Company Name

     ___________________________________________________________________________
     Street Address

     ____________________________________________ ________________ _____________
     City                                         State            Zip


--------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES  FOR OPENING A NEW ACCOUNT
TO HELP THE GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT. WHAT THIS MEANS FOR YOU: WHEN YOU OPEN AN ACCOUNT, WE WILL ASK FOR YOUR NAME, ADDRESS, DATE OF BIRTH, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. WE MAY ALSO ASK TO SEE YOUR DRIVER'S LICENSE OR OTHER IDENTIFYING DOCUMENTS. PLEASE REMEMBER THAT ANY DOCUMENTS OR INFORMATION WE GATHER IN THE VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STEP 5: ACCOUNT SERVICE OPTIONS
--------------------------------------------------------------------------------

5A.  PURCHASE OPTIONS

AUTOMATIC INVESTMENT PLAN* [ ] Yes  [ ] No

     Permits you to automatically invest in your Fund account through your bank account (You must complete Step 6.) Please indicate the amount and interval (monthly on the 15th, the last day of each month or both.) Minimum balance of $2,500 is required with $100 minimum for each monthly investment.

PLEASE MAKE MY AUTOMATIC INVESTMENT ON:
     [ ]  the last business day of each month
     [ ]  the 15th day of each month
     [ ]  both the 15th and last business day

AMOUNT $ _______________________________________________________________________

CHECK ONE INTERVAL: [ ] Monthly  [ ] Bi-Monthly

* This plan involves continuous investment, regardless of share price levels, and does not assure a profit or protect against a loss in declining markets.

5B.  REDEMPTION OPTION

BY ELECTRONIC TRANSFER (to your bank account) [ ] Yes  [ ] Decline

     If yes, you must complete bank information in Step 6 and select method of transfer.

[ ]  (ACH) Automated Clearing House or  [ ] WIRE

5C.  SYSTEMATIC WITHDRAWAL PLAN [ ] Yes  [ ] No
     Note: Account balance must be $5,000 or more to use this option. Minimum amount of withdrawal $50 per transaction. See prospectus for details.

AMOUNT $ _______________________________________________________________________

START MONTH ____________________________________________________________________

CHECK ONE INTERVAL: [ ] Monthly  [ ] Quarterly  [ ] Annually

SYSTEMATIC WITHDRAWAL PLAN PAYMENT METHOD OPTIONS:

[ ]  By check to address of record

[ ]  ACH (2-3 day free service to pay instructions in Step 6)

[ ]  Wire (Receiving bank may charge incoming wire fee)

--------------------------------------------------------------------------------
STEP 6: ELECTRONIC FUNDS TRANSFER INSTRUCTIONS
--------------------------------------------------------------------------------

ATTACH         By  attaching  a voided  check or deposit  slip below and signing
YOUR           Step 7 I authorize  credits/debits  to/from  this bank account in
VOIDED         conjunction with the account options  selected.  I understand for
CHECK          the selected  options  involving wire  transactions,  my bank may
HERE           charge me wire  fees.  I agree  that the Fund and its  agents may make  additional  attempts  to  debit/credit  my  account  if the
WE CANNOT initial attempt fails and that I will be liable for any ESTABLISH associated costs. All account options selected shall become part
THESE          of the terms, representations and conditions of this application.
SERVICES
WITHOUT IT.    _________________________________________________________________
               Signature(s) of depositor (if different from signature in Step 7)

               _________________________________________________________________
                         Signature of designated Co-Bank Account Owner

               THIS IS A:
               [ ] checking account  [ ] savings account

--------------------------------------------------------------------------------
STEP 7: SIGNATURES AND CERTIFICATIONS
--------------------------------------------------------------------------------

BY SIGNING BELOW, I CERTIFY THAT:

o I have received and read the current prospectus of the Wells S&P Reit Index Fund ( the "Fund Company") in which I am investing. I certify that I have the authority and legal capacity to make this purchase in this account, and that I am of legal age in my state of residence.

o I agree to read the prospectus for any Fund into which I request an exchange. I understand that the terms, representations and conditions in this application and the prospectus as amended from time to time, will apply to this account and any account established at a later date.

o I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which exchanges are made. I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account. I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions.

o The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.

UNDER PENALTY OF PERJURY, I CERTIFY THAT:
1.   I am a U.S. person (including a U.S. resident alien).
2.   The Taxpayer Identification Number shown on this application is correct.
3. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

CROSS OUT ITEM 3 IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

--------------------------------------------------------------------------------
                       EACH ACCOUNT OWNER MUST SIGN HERE

___________________________________________________________ ____________________
Signature of Owner, Trustee or Custodian                    Date

___________________________________________________________ ____________________
Signature of Joint Owner or Co-Trustee (if any)             Date
--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
STEP 8: INVESTMENT BROKER/DEALER
--------------------------------------------------------------------------------

IMPORTANT: To be completed by broker/dealer representative. Registered Reps must complete Step 4 for duplicate statement and confirmations to be sent to your office. (Broker/Dealer must have approved agreement with the Fund distributor).

     ___________________________________________________________________________
     Broker/Dealer Firm Name                                Dealer #

     ___________________________________________________________________________
     Representative's Name      Rep #       Branch #        Rep Telephone Number

     ___________________________________________________________________________
     Rep Office Street Address              Rep Office City/State/Zip

     ___________________________________________________________________________
     Authorized Signature

PLEASE RETURN APPLICATION AND CHECK MADE PAYABLE TO:

                           WELLS S&P REIT INDEX FUND
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

THANK YOU FOR YOUR INVESTMENT. YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT, SHARES PURCHASED AND PRICE PAID PER SHARE. FOR ASSISTANCE CALL 1-800-282-1581.

                                                                      PROSPECTUS
                                                                     May 1, 2005

                       WELLS FAMILY OF REAL ESTATE FUNDS
                            6200 The Corners Parkway
                            Norcross, Georgia 30092

                           WELLS S&P REIT INDEX FUND
                             CLASS I SHARES (WSPIX)

================================================================================
The Wells S&P REIT Index Fund (the "Fund"), a series of the Wells Family of Real Estate Funds, seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index by investing in the stocks included in the Index.

Wells Asset Management, Inc. (the "Adviser") serves as the investment manager to the Fund. PADCO Advisors, Inc., d/b/a Rydex Investments (the "Sub-Adviser"), manages the Fund's investments under the supervision of the Adviser.

This Prospectus offers Class I shares only. The Fund offers three other Classes of shares (Class A, B and C), each with a different combination of sales loads, ongoing fees and different features. Please call 800-282-1581 to obtain a prospectus for these other classes.

This Prospectus has the information about the Wells S&P REIT Index Fund that you should know before investing. You should read it carefully and keep it with your investment records.

                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary .......................................................  2
Expense Information .......................................................  4
Additional Investment Information .........................................  5
Operation of the Fund .....................................................  8
Buying Fund Shares ........................................................  9
Redeeming Your Shares ..................................................... 13
Dividends and Distributions ............................................... 14
Taxes ..................................................................... 15
Calculation of Share Price ................................................ 16
Financial Highlights ...................................................... 17
Customer Privacy Policy ................................................... 18
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index (the "S&P REIT Index" or the "Index").

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Normally, at least 95% of the Fund's total assets are invested in the stocks included in the S&P REIT Index. The Fund will invest in stocks represented in the Index in proportions substantially similar to the Index. The Fund is normally invested in all of the stocks which comprise the Index, except when changes are made to the Index itself.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's investment return and net asset value will fluctuate, and when you sell shares you may receive more or less than the amount you paid for them. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is subject to, among other risks:

     MARKET RISK -- Stock prices, including prices of REIT stocks, may decline over short or extended periods. In a declining stock market, stock prices for all REITs may decline, regardless of any one company's prospects. As a result, the Fund may also decline in a declining stock market.

     REAL ESTATE INDUSTRY RISK -- When profits, revenues, or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well. Therefore, the Fund is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which include, without limitation:

          o    possible  declines in the value of real estate
          o    adverse general and local economic  conditions
          o    possible lack of availability of mortgage funds
          o    overbuilding  in a REIT's  market
          o    changes in interest rates
          o    environmental problems

     REIT INVESTMENT RISK -- In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from registration under the Investment Company Act of 1940; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

     INTEREST RATE RISK -- Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

     INVESTMENT COMPETITION RISK -- REITs compete with other investment opportunities (e.g., general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these opportunities instead of REITs, then the Fund may decline in value.

     INDUSTRY CONCENTRATION RISK -- The Fund concentrates its investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.

PERFORMANCE  SUMMARY

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing:

     -- the Fund's performance for each full calendar year over the lifetime of Class I shares, and

     -- how the average annual total returns for Class I shares compare with those of the Index the Fund tracks.

How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               [GRAPHIC OMITTED]

                                      2004
                                     ------
                                     30.44%




During the period shown in the bar chart, the highest return for a quarter was 14.57% during the quarter ended December 31, 2004 and the lowest return for a quarter was -5.83% during the quarter ended June 30, 2004.

The impact of taxes and sales loads are not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class I shares will differ from the performance of the other Classes offered by the Fund to the extent that the Classes do not have the same expenses or inception dates.

       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2004)

The table below shows how the average annual total returns of the Fund's Class I shares compare with those of the S&P REIT Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                          One Year      Since Inception*
                                         -------------------------------
Class I Shares
  Return Before Taxes                      30.44%           34.83%
  Return After Taxes on Distributions      27.69%           31.74%
  Return After Taxes on Distributions
    and Sale of Fund Shares                21.56%           28.57%
S&P REIT Index**                           32.15%           36.59%

*    The initial public offering of Class I shares commenced on August 25, 2003.

**   Reflects no deduction for fees, expenses or taxes.

EXPENSE INFORMATION
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)
                                                                       CLASS I
                                                                       SHARES
                                                                      --------

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price) ..............................................     None
Maximum Contingent Deferred Sales Charge (Load)
  (as a percentage of original purchase price, or the amount
  redeemed, whichever is less) ....................................     None
Sales Charge (Load) Imposed on Reinvested Dividends ...............     None
Redemption Fee ....................................................     None


ANNUAL   FUND OPERATING  EXPENSES  (expenses that are deducted from Fund assets)
                                                                       CLASS I
                                                                       SHARES
                                                                      --------

Management Fees ...................................................     0.50%
Distribution (12b-1) Fees .........................................     None
Other Expenses ....................................................     8.91%
                                                                       -----
Total Annual Fund Operating Expenses ..............................     9.41%
Fee Waivers and Expense Reimbursements* ...........................     8.67%
                                                                       -----
Net Expenses ......................................................     0.74%
                                                                       =====

* The Adviser has contractually agreed, until at least May 1, 2015, to waive fees and reimburse expenses in order to maintain Total Annual Fund Operating Expenses of Class I shares at or below 0.74%.

EXAMPLE

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year   3 Years  5 Years  10 Years
                      -------  -------  -------  -------
                      $   76   $  237   $  411   $  918

ADDITIONAL INVESTMENT INFORMATION
================================================================================

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results corresponding to the performance of the S&P REIT Index by investing in the stocks included in the Index.

PRINCIPAL  INVESTMENT  STRATEGIES

The Fund attempts to duplicate the investment results of the S&P REIT Index. The Index is made up of approximately 100 stocks which constitute a representative sample of all U.S. publicly traded Real Estate Investment Trusts.

The Fund is not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, the Fund is "passively managed," where the investment advisers attempt to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); and index performance correlation (an index fund is expected to move in the same direction -- up or down -- as its target index).

To be included in the Index, a REIT must be traded on a major U.S. stock exchange. As of December 31, 2004, 100 REITs were included in the Index. The Index is rebalanced every calendar quarter as well as each time that a REIT is removed from the Index because of corporate activity such as a merger, acquisition, leveraged buyout, bankruptcy, IRS removal of REIT status, fundamental change in business, or a change in shares outstanding.

WHAT IS A REIT?

A Real Estate Investment Trust ("REIT") is a pooled investment vehicle which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage backed investments. They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly or the ability of the Index to track the market performance of real estate investment trusts. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P REIT Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the purchasers of the Fund into consideration in determining, composing or calculating the REIT Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the shares of the Fund, in the timing of the issuance or sale of the shares of the Fund, or in the determination or calculation of the equation by which the shares of the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, PURCHASERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Under normal market conditions, at least 95% of the Fund's total assets will be invested in the stocks included in the S&P REIT Index. The proportion of the Fund's assets invested in each stock held in the Fund's portfolio is substantially similar to the proportion of the Index represented by the stock. For example, if a stock represents 2% of the value of the Index, the Fund invests approximately 2% of its assets in the stock. The Fund will normally be invested in all of the stocks which comprise the S&P REIT Index, except when changes are made to the Index itself. As of December 31, 2004, the Index includes approximately 95% equity REITs, 1% mortgage REITs and 4% hybrid REITs; however, these percentages are subject to change at any time at the discretion of S&P. The Sub-Adviser monitors daily the composition of the Index and makes adjustments to the Fund's portfolio as necessary in order to correlate with the Index.

The Fund will attempt to achieve a correlation between its performance and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. If the Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment strategies, cash management policies and expense ratio in an attempt to achieve a correlation of 0.95 or higher.

Money market instruments will typically represent a portion of the Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

INVESTMENT  RISKS

There is no assurance that the Fund's investment objective will be met. Generally, if the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. Similarly, if the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

An investment in the Fund is subject to numerous risks. Descriptions of the principal risks of an investment in the Fund, including, without limitation, a discussion of Real Estate Industry Risks and REIT Investment Risks, appears on page 2 of this Prospectus.

OPERATION OF THE FUND
================================================================================
The Fund is a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Trust's Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

INVESTMENT ADVISER. The Trust retains Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia, to provide general investment supervisory services to the Fund and to manage the Fund's business affairs. The controlling shareholder of the Adviser is Leo F. Wells, III. Mr. Wells, through various organizations under his control, has extensive experience in the acquisition, disposition, management, leasing and development of investment real estate. The Fund pays the Adviser a fee at the annual rate of ..50% of the average value of its daily net assets.

SUB-ADVISER. PADCO Advisors, Inc., d/b/a Rydex Investments (the "Sub-Adviser"), 9601 Blackwell Road, Suite 500, Rockville, Maryland, has been retained by the Adviser to manage the Fund's investments. The Adviser (not the Fund) pays the Sub-Adviser a fee for its services to the Fund at the annual rate of .20% of the Fund's average daily net assets up to $100 million, .15% of the next $400 million of such assets, and .10% of such assets in excess of $500 million, subject to a minimum fee of $10,000 per month. The Sub-Adviser has been managing assets for institutional investors since 1993. The Sub-Adviser has more than 10 years of experience in managing mutual fund portfolios which correlate to an index.

PRINCIPAL UNDERWRITER. Wells Investment Securities, Inc. (the "Underwriter") serves as the primary agent for the distribution of shares of the Fund. The Underwriter is an affiliate of the Adviser by reason of common ownership. Leo F. Wells, III, President and a Trustee of the Trust, is the controlling shareholder of the Underwriter.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

BUYING FUND SHARES
================================================================================
You may open an account with the Fund by investing at least the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Several different account options and minimum investment amounts options are detailed below.

--------------------------------------------------------------------------------
                                ACCOUNT OPTIONS

Regular Accounts
----------------

Tax-Deferred Retirement Plans
-----------------------------

TRADITIONAL IRA
Assets grow tax-deferred and contributions may be deductible. Withdrawals and distributions are taxable in the year made.

SPOUSAL IRA
An IRA in the name of a non-working spouse by a working spouse.

ROTH IRA
An IRA with tax free growth of assets and distributions, if certain conditions are met. Contributions are not deductible. IRA stands for "Individual Retirement Account."

IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which is right for you.

You may also open accounts for:

o    Keogh Plans for self-employed individuals

o Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

o 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

o Coverdell Education Savings Accounts for funding a child's eligible education expenses

                               MINIMUM INVESTMENT
                                  REQUIREMENTS

                                          Initial         Additional
                                          -------         ----------
Regular Accounts                          $ 2,500            None

Tax-Deferred
Retirement Plans                          $ 1,000            None

Automatic Investment
Plans:

Regular Accounts                          $ 2,500            $100

Tax-Deferred
Retirement Plans                          $ 1,000            $100

Automatic Investment Plans
--------------------------

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account on either the 15th, the last business day of the month or both. The Fund pays the costs associated with these transfers, but reserves the right, upon thirty days written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

You may also purchase shares of the Fund through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Fund.


--------------------------------------------------------------------------------

Class I shares are not subject to any front-end sales loads or contingent deferred sales loads, nor are they subject to a 12b-1 fee. Class I shares are available only to clients of financial intermediaries that charge an asset management fee and only if clients of the financial intermediary have invested in the aggregate $2 million or more in Class I shares. The Fund offers three other Classes of shares; if you do not qualify for the purchase of Class I shares, please call 800-282-1581 to obtain a prospectus offering shares of these other Classes.

OPENING A NEW ACCOUNT. To open an account with us, please follow the steps outlined below.

1.   Complete  the  enclosed  Account  Application.

2.   Write a check for your initial  investment  to "Wells S&P REIT Index Fund."

3. Mail your completed Account Application and your check to the following address:

                                   WELLS S&P
                                REIT INDEX FUND
                        C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

You may also establish an account through your financial representative, investment adviser or other financial intermediary. Since your financial representative may charge you fees for his or her services other than those described in this Prospectus, you should ask your financial representative about fees before investing.

ADDING TO YOUR ACCOUNT. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your financial representative (ask your financial representative about any fees for his or her services). Additional purchase requests must include your name and account number to ensure proper crediting to your account. Use the address above for additional purchases by mail, and call us c/o our transfer agent, Ultimus Fund Solutions, at 800-282-1581 for wiring instructions.

OTHER INFORMATION. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o We price direct purchases based on the next share price (net asset value) computed after your order is received. Direct purchase orders received by the Transfer Agent by the close of the regular session of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) are confirmed at that day's share price. Purchase orders received by your financial representative prior to the close of the NYSE on any business day and transmitted to the Transfer Agent on that day are confirmed at the share price determined as of the close of the regular session of trading on the NYSE on that day.

     o All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. We do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, or money orders. In addition, to protect the Fund from check fraud, we do not accept checks made payable to third parties.

     o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

     o We may refuse to accept any purchase request for any reason or no reason.

     o We mail you confirmations of all your purchases or redemptions of Fund shares.

     o    Certificates representing shares are not issued.

     o If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o There is no fee for purchases made by wire, but we may charge you for this service upon thirty days prior notice.

The Fund's Account Application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

DISRUPTIVE TRADING AND MARKET TIMING

The Fund discourages frequent purchases and sales of shares of the Fund. As noted above, the Fund may refuse to accept a purchase order for any reason or no reason, and the Fund will refuse a purchase order if it determines, in its sole opinion, that your trading activity may disadvantage or potentially harm the rights or interests of other shareholders. Frequent purchases, redemptions or exchanges into and then out of the Fund in a short period of time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have harmful effects for other shareholders. These risks and harmful effects include:

     o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

     o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take steps to prevent Disruptive Trading. In general, the Fund considers frequent roundtrip transactions in an account to constitute Disruptive Trading. A "roundtrip transaction" is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 30 days.

While there is no specific limit on roundtrip transactions, the Fund may (i) refuse any purchase or exchange order; or (ii) restrict or terminate purchase or exchange privileges for a shareholder where we determine that the shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period. In determining the frequency of roundtrip transactions, the Fund does not include systematic withdrawals or exchanges and/or automatic purchases or exchanges, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Fund will calculate roundtrip transactions at the shareholder level. The Fund is unable to measure roundtrip transactions for purchases through broker-dealer or similar omnibus accounts, since omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the Fund.

Notwithstanding the foregoing, the Fund may take action to prevent additional purchases or exchanges by a shareholder if his or her trading activity (measured by roundtrip transactions or otherwise) is determined to be Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, the Fund may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory law related to market timing. While the market timing policies and procedures described above are intended to detect and prevent Disruptive Trading, the Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

The Fund does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

EXCHANGE PRIVILEGE

Shares of the Fund and shares held in a Wells Money Market omnibus account in the Money Market Portfolio (a series of Premier Money Market Shares) may be exchanged for each other.

You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt Fund performance. If you exceed that limit, the Fund or the Underwriter, in its sole discretion, may reject any further exchange orders.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a copy of the prospectus for the Money Market Portfolio.

ANTI-MONEY  LAUNDERING COMPLIANCE

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Fund will ask for your name, address, date of birth, and other information that will allow the Fund to identify you. The Fund may also ask to see your driver's license or other identifying documents. If we cannot verify your identity, we may determine not to open an account for you or, if your account is open, we may close your account. Closed accounts will be valued at the price determined as of the close of the New York Stock Exchange on the day the account is closed, and redemption proceeds may be worth more or less than the original investment.

If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Fund may also be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

REDEEMING YOUR SHARES
================================================================================
To redeem your shares, send a written request to us c/o our Transfer Agent, with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Fund's account records. Mail your written redemption request to:

                           WELLS S&P REIT INDEX FUND
                        C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a valid request for redemption.

You may also place a wire redemption request through your financial representative to redeem your shares. Your financial representative is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner. Your financial representative may charge you additional or different fees for redeeming shares than those described in this Prospectus. Your bank or financial representative may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address designated on your account.

If the shares to be redeemed over any 30-day period have a value of more than $25,000, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

--------------------------------------------------------------------------------

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us with any questions to ensure that your signature is guarantee will be processed.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $2,500 (or $1,000 for a retirement account). If the account remains under $2,500 (or $1,000 for a retirement account) thirty days after we notify you, we may close your account and send you the proceeds, less any applicable sales load.

AUTOMATIC WITHDRAWAL PLAN. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal plan that allows you to withdraw a fixed amount from your account each month, quarter or year. Under the plan, we send the proceeds either to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. Please contact us for more information about the automatic withdrawal plan.

OTHER INFORMATION. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or by wire transfer from your bank.

     o We may delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request).

     o We may process any redemption request that exceeds $250,000 or 1% of the Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as a "redemption in kind"). See the Statement of Additional Information for further information.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

You should indicate your choice of option on your application. If no option is selected, distributions will automatically be reinvested in additional shares of the Fund (see "Share Option" below). All distributions will be based on the NAV in effect on the payable date.

Distributions are paid according to the following options:

--------------------------------------------------------------------------------

     SHARE OPTION --  income distributions and capital gains
                      distributions reinvested in additional
                      shares without a sales load.

     INCOME OPTION -- income  distributions  paid  in  cash;
                      capital gains distributions reinvested in additional shares without a sales load.

     CASH OPTION --   income distributions and capital gains
                      distributions paid in cash.

--------------------------------------------------------------------------------

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

If you have received in cash any dividend or capital gains distribution from the Fund, you may return the distribution to the Fund within thirty days of the distribution date for reinvestment at the NAV next determined after its return. You or your dealer must notify the Fund that a distribution is being reinvested pursuant to this provision.

TAXES
================================================================================
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders. The Fund expects most of its distributions to be in the form of net investment income; however, the nature of the Fund's distributions could vary in any given year.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxable as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions from the Fund are not eligible for the dividends received deduction available to corporations. A portion of the Fund's distributions may be classified as a return of capital, which portion is generally not taxable to you.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions and exchanges of shares of the Fund are taxable events on which you may realize a gain or loss.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions. Because REITs cannot provide complete information about the taxability of their distributions until after the end of the calendar year, the Trust plans to ask the Internal Revenue Service each year for an extension of time to issue Forms 1099-DIV ("1099s") for the Fund. If this request is approved, we expect to mail 1099s to Fund shareholders in non-retirement plan accounts prior to March 1 of each year.

You should consult your tax advisor about the tax consequences of distributions from the Fund, redemptions and exchanges of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

CALCULATION OF SHARE PRICE
================================================================================
On each day that the Fund is open for business, the share price (NAV) of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

The Fund's portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The NAV per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================
The financial highlights table is intended to help you understand the Fund's financial performance for the period of the operations of the Fund's Class I shares. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in Class I shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================
                                                          YEAR        PERIOD
                                                          ENDED       ENDED
                                                       DECEMBER 31, DECEMBER 31,
                                                           2004       2003(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period ..............   $  10.31    $   9.39
                                                        --------    --------

Income from investment operations:
  Net investment income .............................       0.29        0.13
  Net realized and unrealized gains on investments ..       2.77        1.25
                                                        --------    --------
Total from investment operations ....................       3.06        1.38
                                                        --------    --------
Less distributions:
  Dividends from net investment income ..............      (0.29)      (0.13)
  Distributions from net realized gains .............      (0.99)      (0.28)
  Return of capital .................................      (0.12)      (0.05)
                                                        --------    --------
Total distributions .................................      (1.40)      (0.46)
                                                        --------    --------

Net asset value at end of period ....................   $  11.97    $  10.31
                                                        ========    ========

Total return ........................................      30.44%      14.78%(c)
                                                        ========    ========

Net assets at end of period (000's) .................   $    598    $     69
                                                        ========    ========

Ratio of net expenses to average net assets(b) ......       0.74%       0.74%(d)

Ratio of net investment income to average net assets        3.11%       3.44%(d)

Portfolio turnover rate .............................         26%         13%(d)

(a) Represents the period from the initial public offering of Class I shares (August 25, 2003) through December 31, 2003.

(b) Absent voluntary fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 9.41% and 27.09%(d) for the periods ended December 31, 2004 and 2003, respectively.

(c)  Not annualized.

(d)  Annualized.

================================================================================
  ----------------------------------------------------------------------------

                            CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed.

However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Wells Family of Real Estate Funds (the "Trust"), Wells Asset Management, Inc., the Trust's investment adviser, and Wells Investment Securities, Inc., the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-282-1581   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.


--------------------------------------------------------------------------------
================================================================================
18

                       THIS PAGE INTENTIONALLY LEFT BLANK

================================================================================

WELLS S&P REIT INDEX FUND
6200 The Corners Parkway
Norcross, Georgia 30092

BOARD OF TRUSTEES
Leo F. Wells III           Donald S. Moss
Michael R. Buchanan        Walter W. Sessoms
Richard W. Carpenter       Neil H. Strickland
Bud Carter                 W. Wayne Woody
William H. Keogler, Jr.

INVESTMENT ADVISER                                  WELLS S&P REIT
Wells Asset Management, Inc.                        INDEX FUND
6200 The Corners Parkway                              Prospectus and Application
Norcross, Georgia 30092

SUB-ADVISER                                         May 1, 2005
Rydex Investments
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

UNDERWRITER
Wells Investment Securities, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092
Wells Sales Associate: (Toll-Free) 800-448-1010

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT                                      CLASS I SHARES (WSPIX)
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-282-1581

Additional information about the Fund is included
in the Statement of Additional Information (SAI),   An  Account  Application  is
which is hereby  incorporated by reference in its   located  at  the center-fold
entirety. Additional information about the Fund's   of this Prospectus.
investments is available in the Fund's annual and
semiannual reports to shareholders. In the Fund's
annual  report,  you  will  find  a discussion of
the  market   conditions  and   strategies   that
significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-282-1581.

Information  about the Fund, including  the  SAI,             [GRAPHIC OMITTED]
can be reviewed and copied  at the Securities and                   WELLS
Exchange  Commission's  Public Reference Room  in              REAL ESTATE FUNDS
Washington,  D.C. Information about the operation
of the Public Reference Room  can be obtained  by
calling the Commission at 1-202-942-8090. Reports
and  other  information  about   the   Fund   are   THESE   SECURITIES  HAVE NOT
available on the EDGAR Database on the BEEN APPROVED OR DISAPPROVED Commission's Internet site at http://www.sec.gov. BY THE SECURITIES AND
Copies of information on the Commission's EXCHANGE COMMISSION NOR HAS Internet site may be obtained, upon payment of a THE SECURITIES AND EXCHANGE duplicating fee, by electronic request at the COMMISSION SECURITIES AND following e-mail address: publicinfo@sec.gov, or EXCHANGE COMMISSION PASSED by writing to: Securities and Exchange UPON THE ACCURACY OR Commission, Public Reference Section, Washington, ADEQUACY OF THIS PROSPECTUS.
D.C. 20549-0102.                                    ANY  REPRESENTATION  TO  THE
                                                    CONTRARY   IS   A   CRIMINAL
File No. 811-8355                                   OFFENSE.
================================================================================

--------------------------------------
ACCOUNT APPLICATION

DO NOT USE THIS APPLICATION TO
ESTABLISH A FUND INDIVIDUAL RETIREMENT
ACCOUNT.

PLEASE PRINT CLEARLY ALL ITEMS EXCEPT
SIGNATURE.                                                 W E L L S

TO AVOID HAVING YOUR APPLICATION                             S & P     [LOGO]
RETURNED, PLEASE BE SURE TO COMPLETE
STEPS 1, 2 & 7.                                         REIT INDEX FUND

RETURN COMPLETED FORM WITH PAYMENT TO
THE FUND:

   P.O. BOX 46707, CINCINNATI,
   OHIO 45246-0707

FOR ASSISTANCE WITH OTHER FORMS,
PLEASE CALL US AT 1-800-282-1581.
--------------------------------------

================================================================================

--------------------------------------------------------------------------------
STEP 1: ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
1A.  CHECK ONE

[ ]  INDIVIDUAL

     ___________________________________________________________________________
                    Owner's Name (as you want it to appear)

DATE OF BIRTH OF OWNER _________________ / ___________________ /________________

OCCUPATION _____________________________________________________________________

EMPLOYER NAME / ADDRESS ________________________________________________________

CITIZENSHIP: [ ] U.S.  [ ] Other _______________________________________________
                           Specify Country (Non-resident aliens must provide IRS form W-8 and a copy of their passport.)

Are you an associated person of an NASD member? [ ] Yes  [ ] No

[ ]  JOINT ACCOUNT (CANNOT BE A MINOR)
     Joint owners have rights of survivorship, unless state laws regarding community property apply.

     ___________________________________________________________________________
                       Joint Owner's Name (if applicable)

DATE OF BIRTH OF JOINT OWNER _______________ / _______________ / _______________

OR

[ ]  TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
     Please attach a copy of the appropriate bylaws, resolutions or trust documents establishing authority to open this account

     ___________________________________________________________________________
            Name of Trust, Corporation, Partnership or other Entity

     If a Trust _________________________________________________ ______________
                   Name of Trustee(s) or Authorized Individual      Trust Date

OR

[ ]  GIFT/TRANSFER TO A MINOR (UGMA/UTMA)

     ________________________________________________________ as a custodian for
              Custodian's Name (only one permitted)

     __________________________________________ under the ___________ UGMA/UTMA.
         Minor's Name (only one permitted)                   State

     Minor's date of birth _____________________________________________________

1B.  TAXPAYER IDENTIFICATION NUMBER

                         __ __ __ - __ __ - __ __ __ __

     Owner's Social Security ID Number (use Minor's SSN for Custodial account)

                         __ __ __ - __ __ - __ __ __ __

                    Joint Owner's Social Security ID Number

1C.  MAILING ADDRESS AND TELEPHONE NUMBER

     ___________________________________________________________________________
     Number and Street

     ____________________________________________ ________________ _____________
     City                                         State            Zip

     ( _____ ) __________________________________ ( _____ ) ____________________
     Telephone Number                             Fax Number

--------------------------------------------------------------------------------
STEP 2: FUND SELECTION AND INITIAL INVESTMENT
--------------------------------------------------------------------------------

     Indicate the amount for each share class selected.
     Please enclose one check for the total amount of your investment. ($2,500 min.; $1,000 for tax-deferred retirement plans)

                                               AMOUNT

     Wells S&P Reit Index (Class I)     $___________

     Wells Money Market Account         $___________

     *Please see prospectus for eligibility requirements.

--------------------------------------------------------------------------------
STEP 3: DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS
--------------------------------------------------------------------------------

YOUR DIVIDENDS AND CAPITAL GAINS WILL BE AUTOMATICALLY REINVESTED INTO YOUR ACCOUNT UNLESS YOU INDICATE OTHERWISE BELOW.

[ ] INCOME OPTION: Please distribute all income in cash, and reinvest my capital gains in additional shares of the Fund

[ ] CASH OPTION 1: Please distribute all income and capital gains in cash by check.

[ ] CASH OPTION 2: Please distribute all income and capital gains in cash directly to the bank account identified in Step 6.

--------------------------------------------------------------------------------
STEP 4: DUPLICATE STATEMENTS AND CONFIRMATIONS
--------------------------------------------------------------------------------

Please send duplicate statements and confirmations to an address other than that listed in Section 1C (optional):

     ___________________________________________________________________________
     Name

     ___________________________________________________________________________
     Company Name

     ___________________________________________________________________________
     Street Address

     ____________________________________________ ________________ _____________
     City                                         State            Zip


--------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES  FOR OPENING A NEW ACCOUNT
TO HELP THE GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT. WHAT THIS MEANS FOR YOU: WHEN YOU OPEN AN ACCOUNT, WE WILL ASK FOR YOUR NAME, ADDRESS, DATE OF BIRTH, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. WE MAY ALSO ASK TO SEE YOUR DRIVER'S LICENSE OR OTHER IDENTIFYING DOCUMENTS. PLEASE REMEMBER THAT ANY DOCUMENTS OR INFORMATION WE GATHER IN THE VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STEP 5: ACCOUNT SERVICE OPTIONS
--------------------------------------------------------------------------------

5A.  PURCHASE OPTIONS

AUTOMATIC INVESTMENT PLAN* [ ] Yes  [ ] No

     Permits you to automatically invest in your Fund account through your bank account (You must complete Step 6.) Please indicate the amount and interval (monthly on the 15th, the last day of each month or both.) Minimum balance of $2,500 is required with $100 minimum for each monthly investment.

PLEASE MAKE MY AUTOMATIC INVESTMENT ON:
     [ ]  the last business day of each month
     [ ]  the 15th day of each month
     [ ]  both the 15th and last business day

AMOUNT $ _______________________________________________________________________

CHECK ONE INTERVAL: [ ] Monthly  [ ] Bi-Monthly

* This plan involves continuous investment, regardless of share price levels, and does not assure a profit or protect against a loss in declining markets.

5B.  REDEMPTION OPTION

BY ELECTRONIC TRANSFER (to your bank account) [ ] Yes  [ ] Decline

     If yes, you must complete bank information in Step 6 and select method of transfer.

[ ]  (ACH) Automated Clearing House or  [ ] WIRE

5C.  SYSTEMATIC WITHDRAWAL PLAN [ ] Yes  [ ] No
     Note: Account balance must be $5,000 or more to use this option. Minimum amount of withdrawal $50 per transaction. See prospectus for details.

AMOUNT $ _______________________________________________________________________

START MONTH ____________________________________________________________________

CHECK ONE INTERVAL: [ ] Monthly  [ ] Quarterly  [ ] Annually

SYSTEMATIC WITHDRAWAL PLAN PAYMENT METHOD OPTIONS:

[ ]  By check to address of record

[ ]  ACH (2-3 day free service to pay instructions in Step 6)

[ ]  Wire (Receiving bank may charge incoming wire fee)

--------------------------------------------------------------------------------
STEP 6: ELECTRONIC FUNDS TRANSFER INSTRUCTIONS
--------------------------------------------------------------------------------

ATTACH         By  attaching  a voided  check or deposit  slip below and signing
YOUR           Step 7 I authorize  credits/debits  to/from  this bank account in
VOIDED         conjunction with the account options  selected.  I understand for
CHECK          the selected  options  involving wire  transactions,  my bank may
HERE           charge me wire  fees.  I agree  that the Fund and its  agents may make  additional  attempts  to  debit/credit  my  account  if the
WE CANNOT initial attempt fails and that I will be liable for any ESTABLISH associated costs. All account options selected shall become part
THESE          of the terms, representations and conditions of this application.
SERVICES
WITHOUT IT.    _________________________________________________________________
               Signature(s) of depositor (if different from signature in Step 7)

               _________________________________________________________________
                         Signature of designated Co-Bank Account Owner

               THIS IS A:
               [ ] checking account  [ ] savings account

--------------------------------------------------------------------------------
STEP 7: SIGNATURES AND CERTIFICATIONS
--------------------------------------------------------------------------------

BY SIGNING BELOW, I CERTIFY THAT:

o I have received and read the current prospectus of the Wells S&P Reit Index Fund ( the "Fund Company") in which I am investing. I certify that I have the authority and legal capacity to make this purchase in this account, and that I am of legal age in my state of residence.

o I agree to read the prospectus for any Fund into which I request an exchange. I understand that the terms, representations and conditions in this application and the prospectus as amended from time to time, will apply to this account and any account established at a later date.

o I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which exchanges are made. I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account. I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions.

o The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.

UNDER PENALTY OF PERJURY, I CERTIFY THAT:
1.   I am a U.S. person (including a U.S. resident alien).
2.   The Taxpayer Identification Number shown on this application is correct.
3. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

CROSS OUT ITEM 3 IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

--------------------------------------------------------------------------------
                       EACH ACCOUNT OWNER MUST SIGN HERE

___________________________________________________________ ____________________
Signature of Owner, Trustee or Custodian                    Date

___________________________________________________________ ____________________
Signature of Joint Owner or Co-Trustee (if any)             Date
--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
STEP 8: INVESTMENT BROKER/DEALER
--------------------------------------------------------------------------------

IMPORTANT: To be completed by broker/dealer representative. Registered Reps must complete Step 4 for duplicate statement and confirmations to be sent to your office. (Broker/Dealer must have approved agreement with the Fund distributor).

     ___________________________________________________________________________
     Broker/Dealer Firm Name                                Dealer #

     ___________________________________________________________________________
     Representative's Name      Rep #       Branch #        Rep Telephone Number

     ___________________________________________________________________________
     Rep Office Street Address              Rep Office City/State/Zip

     ___________________________________________________________________________
     Authorized Signature

PLEASE RETURN APPLICATION AND CHECK MADE PAYABLE TO:

                           WELLS S&P REIT INDEX FUND
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

THANK YOU FOR YOUR INVESTMENT. YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT, SHARES PURCHASED AND PRICE PAID PER SHARE. FOR ASSISTANCE CALL 1-800-282-1581.

                        WELLS FAMILY OF REAL ESTATE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION



                                   MAY 1, 2005


                            WELLS S&P REIT INDEX FUND



     This Statement of Additional Information supplements the Prospectus offering shares of the Wells S&P REIT Index Fund (the "Fund"). The Fund is a series of Wells Family of Real Estate Funds (the "Trust"), a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund dated May 1, 2005, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 6200 The Corners Parkway, Norcross, Georgia 30092, or by calling the Fund toll-free at 800-282-1581. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                        Wells Family of Real Estate Funds
                            6200 The Corners Parkway
                             Norcross, Georgia 30092

                                TABLE OF CONTENTS
                                -----------------

THE TRUST .................................................................  3

INVESTMENT POLICIES AND RISK CONSIDERATIONS ...............................  4

INVESTMENT LIMITATIONS ....................................................  6

TRUSTEES AND OFFICERS .....................................................  7

THE INVESTMENT ADVISER .................................................... 12

THE SUB-ADVISER ........................................................... 13

THE UNDERWRITER ........................................................... 15

DISTRIBUTION PLANS ........................................................ 15

SECURITIES TRANSACTIONS ................................................... 17

PORTFOLIO HOLDINGS DISCLOSURE POLICY ...................................... 19

PORTFOLIO TURNOVER ........................................................ 19

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE ...................... 20

PURCHASES AND REDEMPTIONS OF SHARES ....................................... 20

TAXES ..................................................................... 22

HISTORICAL PERFORMANCE INFORMATION ........................................ 25

PRINCIPAL SECURITY HOLDERS ................................................ 28

CUSTODIAN ................................................................. 28

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................. 28

LEGAL COUNSEL ............................................................. 29

TRANSFER AGENT ............................................................ 29

FINANCIAL STATEMENTS ...................................................... 29

APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES ......................... 30

THE TRUST

     Wells Family of Real Estate Funds (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on June 6, 1997. The Trust currently offers one series of shares to investors, the Wells S&P REIT Index Fund (the "Fund").

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into greater or lesser number or shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     Each Class of shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (1) the Classes bear differing levels of sales loads and expenses; (2) Class B shares automatically convert to Class A shares after approximately 8 years, resulting in lower annual expenses; (3) Class I shares are available for purchase only by clients of certain financial intermediaries (see the current Class I Prospectus for a detailed description of eligibility requirements); (4) certain Class specific expenses will be borne solely by the Class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (5) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

     The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the investment adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

     DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. government securities, as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"), and shares of money market investment companies. BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The investment adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund. The Fund may invest in SHARES OF MONEY MARKET INVESTMENT COMPANIES to the extent permitted by the 1940 Act. Investments by the Fund in shares of other investment companies may result in duplication of advisory and administrative fees and other expenses.

     U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. government such as obligations of the Government National Mortgage Association, as well as securities issued or guaranteed as to interest and principal by U.S. government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Land Bank, the Federal Farm Credit Banks, the Federal Home Loans Banks, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government-sponsored entities are supported by the full faith and credit of the U.S. government, several are supported by the right of the issuer to borrow from the U.S. government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. government does not extend to the yield or value of the U.S. government securities held by the Fund or to the Fund's shares.

     BORROWING AND PLEDGING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while borrowings are outstanding. The Fund may pledge assets in connection with borrowing but will not pledge more than one-third of its total assets.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations only, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     Under these fundamental limitations, the Fund MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance for transactions);

(4) Make short sales of securities or maintain a short position, except short sales "against the box";

(5) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(6)  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options;

(7) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities of the United States government, its agencies or instrumentalities), except that the Fund will invest at least 25% of its assets in securities of issuers in the real estate industry;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(10) Invest in  interests  in real  estate or real estate  limited  partnerships
     (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(11) Invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale and (b) repurchase agreements not terminable within seven days; or

(12) Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. government, it agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money (investment limitation (1), above) and illiquid securities (investment limitation (11), above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                      Number of
                                                                                                                     Portfolios
                                                                                                                      in Fund
                                   Length of      Position(s) Held       Principal Occupation(s) During               Complex
Name, Address and Age             Time Served     with Trust                    Past 5 Years and                     Overseen
                                                                        Directorships of Public Companies           by Trustee
------------------------------------------------------------------------------------------------------------------------------------
*Leo F. Wells (age 61)               Since        President/Trustee     President and Director of Wells Asset           1
6200 The Corners Parkway          January 1998                          Management, Inc. (the Fund's investment
Norcross, Georgia 30092                                                 adviser), Wells Capital, Inc. (real estate
                                                                        company), Wells & Associates, Inc. (real
                                                                        estate brokerage company), Wells
                                                                        Management Company, Inc. (property
                                                                        management company), Wells Advisors, Inc.
                                                                        (non-bank custodian for IRAs), Wells
                                                                        Development Corporation (acquisition and
                                                                        development of real estate) and Wells Real
                                                                        Estate Funds, Inc. (holding company for the
                                                                        Wells group of companies); President and
                                                                        Director of Wells Real Estate Investment
                                                                        Trust, Inc. and Wells Real Estate Investment
                                                                        Trust II, Inc.

INDEPENDENT TRUSTEES:

Michael R. Buchanan (age 58)          Since            Trustee          Former Managing Director of Bank of             1
1630 Misty Oaks Drive             September 2002                        America; Director of Wells Real Estate
Atlanta, Georgia 30350                                                  Investment Trust, Inc. and Wells Real Estate
                                                                        Investment Trust II, Inc. ; Director  of D.R.
                                                                        Horton, Inc.

Richard W. Carpenter (age 68)        Since             Trustee          Managing Partner of Carpenter Properties LP     1
3491 Buckhead Loop                January 1998                          (real estate company); former President of
Atlanta, Georgia 30326                                                  Commonwealth Oil Refining Co., Inc. and
                                                                        Realmark Holdings Corp. (real estate
                                                                        company); Director of Wells Real Estate
                                                                        Investment Trust, Inc. and Wells Real Estate
                                                                        Investment Trust II, Inc.; Director of
                                                                        MidCountry Financial Corp.

Bud Carter (age 66)                  Since             Trustee          Chairman of The Executive Committee             1
100 Mount Shasta Lane               May 1998                            (international management consultant);
Alpharetta, Georgia 30022                                               Director of Wells Real Estate Investment
                                                                        Trust, Inc. and Wells Real Estate Investment
                                                                        Trust II, Inc.

William H. Keogler, Jr. (age 59)     Since             Trustee          Former President and Chief Executive            1
7609 N.W. 117th Lane                April 2001                          Officer of Keogler, Morgan & Company,
Parkland, Florida 33076                                                 Inc. (brokerage firm) and Keogler
                                                                        Investment Advisory, Inc.; Director of Wells
                                                                        Real Estate Investment Trust, Inc. and Wells
                                                                        Real Estate Investment Trust II, Inc.

Donald S. Moss (age 69)               Since            Trustee          Retired former Senior Vice President of         1
114 Summerour Vale                   May 1998                           Avon Products, Inc.; Director of Wells Real
Duluth, Georgia 30097                                                   Estate Investment Trust, Inc. and Wells Real
                                                                        Estate Investment Trust II, Inc.

Walter W. Sessoms (age 71)           Since             Trustee          Retired former Group President of Bell          1
5995 River Chase Circle NW        January 1998                          South Telecommunications; Director of
Atlanta, Georgia 30328                                                  Wells Real Estate Investment Trust, Inc.  and
                                                                        Wells Real Estate Investment Trust II, Inc.

Neil H. Strickland (age 69)          Since             Trustee          President of Strickland General Agency,         1
4800 River Green Parkway           April 2001                           Inc. (insurance agency), S.C.S.C. Inc. (leasing
Duluth, Georgia 30096                                                   company) and Town Insurance  Agency
                                                                        (financing company); Director of Wells Real
                                                                        Estate Investment Trust, Inc.  and Wells Real
                                                                        Estate Investment Trust II, Inc.; Director of
                                                                        First Capital Bank

                                       8

W. Wayne Woody (age 63)               Since            Trustee          Retired Senior Partner with KPMG LLP            1
78 Lindbergh Drive                 October 2003                         (public accounting firm);  Director of  Wells
Atlanta, Georgia 30096                                                  Real Estate Investment Trust, Inc. and
                                                                        Wells Real Estate Investment Trust II, Inc.;
                                                                        Director of American HomePatient Inc.
                                                                        (home health care provider); Director of
                                                                        Gold Kist Inc. (poultry processor)
EXECUTIVE OFFICERS:

Jill W. Maggiore (age 46)            Since          Vice President      Vice President and Chief Compliance
6200 The Corners Parkway            March 1999        and Chief         Officer of Wells Asset Management, Inc.
Norcross, Georgia 30092                              Compliance         and Vice President of Wells Investment
                                                       Officer          Securities, Inc.

Douglas P. Williams (age 54)         Since          Vice President      Senior Vice  President of Wells Capital, Inc.
6200 The Corners Parkway          February 2005     and Assistant       (real estate company)
Norcross Georgia 30092                                Treasurer

Robert G. Dorsey (age 47)            Since          Vice President      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450     September 2000                        Solutions, LLC (mutual fund services
Cincinnati, Ohio 45246                                                  company) and Ultimus Fund Distributors,
                                                                        LLC (registered broker-dealer)

John F. Splain (age 48)              Since            Secretary         Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450     September 2000                        Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                  Distributors, LLC

Mark J. Seger (age 43)               Since            Treasurer         Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450     September 2000                        Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                  Distributors, LLC

     * Leo F. Wells III, as an affiliated person of the Adviser and the Underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     BOARD COMMITTEES. The Board of Trustees has established the following standing Committees. The members of each Committee are William H. Keogler, Jr., Donald S. Moss, Walter W. Sessoms, Neil H. Strickland and W. Wayne Woody.

     o Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee also reviews annually the nature and cost of the professional services rendered by the Trust's independent auditor. The Audit Committee held four meetings during the fiscal year ended December 31, 2004.

     o Compliance Committee, which oversees matters pertaining to the Fund's compliance with federal securities laws and serves as a liaison between the Board of Trustees and the Chief Compliance Officer. The Compliance Committee held two meetings during the fiscal year ended December 31, 2004.

     The Board of Trustees has no nominating or compensation committee or any committee performing similar functions. The Board of Trustees does not consider a nominating committee necessary because this function has been reserved to the Independent Trustees. A candidate for the Board of Trustees must meet the eligibility requirements set forth in the Trust's bylaws and in any Board or committee resolutions. The Trustees consider qualifications and characteristics that they from time to time deem appropriate when they select individuals to be nominated for election to the Board of Trustees. These qualifications and characteristics may include, without limitation, independence, integrity, business experience, education, accounting and financial experience, age, diversity, reputation, civic and community relationships, and knowledge and experience. In addition, prior to nominating an existing Trustee for re-election to the Board of Trustees, the Trustees will consider and review an existing Trustee's Board and committee attendance and performance and length of Board service.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2004.

                                 Dollar Range of          Aggregate Dollar
                                Fund Shares Owned   Range of Shares of All Funds
Name of Trustee                    by Trustee            Overseen by Trustee
--------------------------------------------------------------------------------

Leo F. Wells III                  Over $100,000            Over $100,000
Michael R. Buchanan                   None                     None
Richard W. Carpenter               $1--$10,000              $1--$10,000
Bud Carter                         $1--$10,000              $1--$10,000
William H. Keogler, Jr             $1--$10,000              $1--$10,000
Donald S. Moss                     $1--$10,000              $1--$10,000
Walter W. Sessoms                 Over $100,000            Over $100,000
Neil H. Strickland                 $1--$10,000              $1--$10,000
W. Wayne Woody                     $1--$10,000              $1--$10,000

     TRUSTEES' OWNERSHIP OF SECURITIES OF ENTITIES CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE ADVISER. The following table shows each Independent Trustee's direct and/or beneficial ownership of securities in entities controlling, controlled by, or under common control with the Adviser. Wells Real Estate Investment Trust, Inc. ("Wells REIT") and Wells Real Estate
Investment Trust II, Inc. ("Wells REIT II") are affiliated real estate investment trusts which are controlled by Leo F. Wells III and affiliated entities. Wells Real Estate Fund I ("Wells LP I") through Wells Real Estate Fund XIV ("Wells LP XIV") are limited partnerships for which entities controlled by Leo F. Wells III act as General Partner. Information is provided as of December 31, 2004.

Name of                  Name of                                                               Value of       Percent of
Trustee                  Owners                         Company     Title of Class             Securities        Class
--------------------------------------------------------------------------------------------------------------------------

Michael R. Buchanan      --                             --               --                    --             --

Richard W. Carpenter     Southern States                Wells REIT II    Common Stock          $ 10,000       0.0002%
                         Equities     Inc., PSP
                         FBO Richard Carpenter

Bud Carter               Bud Carter                     Wells REIT       Common Stock          $ 81,762       0.002%
                         SEP-IRA

                         Bud Carter DBP                 Wells REIT       Common Stock          $ 42,145       0.0011%


                         Bud Carter DBP                 Wells REIT II    Common Stock          $ 83,978       0.0128%

                         Bud Carter &                   Wells REIT       Common Stock          $ 41,670       0.001%
                         Kay Copilevitz

                                       10




                         Bud Carter &                   Wells LP XII     Limited Partnership
                         Kay Copilevitz                                  Interests             $ 43,011       0.1379%

Williams H. Keogler, Jr. --                             --               --                    --             --

Donald S. Moss           Donald S.                      Wells REIT       Common Stock          $ 916,399      0.0221%
                         Moss IRA

                         Donald S.                      Wells REIT II    Common Stock          $ 57,538       0.0088%
                         Moss IRA

                         Donald S.                      Wells LP XIII    Limited Partnership   $226,683       0.7231%
                         Moss IRA                                        Interests

Walter W. Sessoms        Self                           Wells REIT       Common Stock          $572,976       0.0138%

                         Self                           Wells REIT II    Common Stock          $519,337       0.0792%

Neil H. Strickland       Neil H.                        Wells REIT       Common Stock          $ 11,527       0.0003%
                         Strickland IRA

                         Neil H.                        Wells LP III     Limited Partnership   $ 17,500       0.2692%
                         Strickland IRA                                  Interests

                         Neil H.                        Wells LP IV      Limited Partnership   $ 35,000       0.5932%
                         Strickland IRA                                  Interests

                         Neil H.                        Wells LP V       Limited Partnership   $ 10,000       0.1695%
                         Strickland IRA                                  Interests

W. Wayne Woody           W Wayne Woody                  Wells REIT II    Common Stock          $ 10,000       0.0015%
                         & Rebecca Woody

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Underwriter will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust an annual retainer of $6,000, payable quarterly, plus a fee of $2,500 for attendance at each meeting of the Board of Trustees and a fee of $1,500 for attendance at each Committee meeting (except that the Chairman of a Committee receives $2,000 for attendance at Committee meetings), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2004 to each of the Trustees:

                                 Aggregate          Pension or       Estimated Annual          Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Fund and From Wells
Trustee                        From the Fund     Benefits Accrued       Retirement           REIT and Wells REIT II
-----------------------------------------------------------------------------------------------------------------------
Michael R. Buchanan              $ 17,500              None                None                   $115,783
Richard W. Carpenter               20,000              None                None                    124,250
Bud Carter                         20,000              None                None                    125,250
William H. Keogler, Jr.            26,000              None                None                    147,875
Donald S. Moss                     26,000              None                None                    134,125
Walter W. Sessoms                  28,000              None                None                    157,000
Neil H. Strickland                 19,500              None                None                    113,000
W. Wayne Woody                     27,000              None                None                    144,500
Leo F. Wells III*                    None              None                None                      None
     * "Interested person" of the Trust as defined by the 1940 Act

THE INVESTMENT ADVISER
----------------------

     Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia 30092, is the Fund's investment manager. Leo F. Wells III, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Mr. Wells is also the controlling shareholder of the Underwriter and a Trustee of the Trust.

     Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser provides general investment supervisory services to the Fund and manages the Fund's business affairs. The Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of .5% of its average daily net assets. During the fiscal year ended December 31, 2004, the Fund accrued advisory fees of $1,357,958; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $546,111 of such fees. During the fiscal year ended December 31, 2003, the Fund accrued advisory fees of $865,906; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $390,595 of such fees. During the fiscal year ended December 31, 2002, the Fund accrued advisory fees of $615,248; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $313,731 of such fees.

     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

     By its terms, the Advisory Agreement will remain in force until January 12, 2006 and from year to year thereafter, provided such continuance is approved at least annually by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

         The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund's current and longer-term performance was compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The
Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. The Trustees also considered the voluntary fee waivers and expense reimbursements made by the Adviser in order to reduce the Fund's operating expenses. In evaluating the Fund's advisory fees, the Trustees took into account the complexity and quality of the management of the Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund and its shareholders to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

THE SUB-ADVISER
---------------

     PADCO Advisors, Inc., d/b/a Rydex Investments ("Rydex"), manages the Fund's investments pursuant to a Sub-Advisory Agreement between Rydex, the Adviser and the Trust. Rydex is a registered investment adviser located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Rydex is owned entirely by the Dynamic Irrevocable Trust which is controlled by its trustees, Mark S. Viragh, Katherine A. Viragh and Roger E. Young. Rydex has been managing assets for institutional investors since 1993. Rydex has more than 10 years of experience in managing mutual fund portfolios which correlate to an index.

     The Adviser (not the Fund) pays Rydex a fee computed and accrued daily and paid monthly at an annual rate of .20% of the value of the Fund's average daily net assets up to $100,000,000, .15% of such assets from $100,000,000 to $500,000,000 and .10% of such assets in excess of $500,000,000; provided, however, that the minimum fee is $10,000 per month. With respect to the fiscal years ended December 31, 2004, 2003 and 2002, the Adviser paid sub-advisory fees of $458,914, $310,223 and $234,720, respectively.

     By its terms, the Sub-Advisory Agreement will remain in force until April 29, 2006 and from year to year thereafter, provided such continuance is approved at least annually by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by Rydex. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     Rydex underwent a change of control in December 2003, which caused the Fund's agreement with Rydex to automatically terminate. As a result, the Trustees approved, subject to approval by shareholders of the Fund, a new Sub-Advisory Agreement with Rydex. In making the determination to recommend approval of the new Sub-Advisory Agreement to shareholders of the Fund, the Board of Trustees carefully evaluated information the Trustees deemed necessary to enable them to determine that the new Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders. The Board of Trustees gave substantial weight to Rydex's representations that: (1) the responsibilities of Rydex under the new Sub-Advisory Agreement are the same in all material respects as under the former sub-advisory agreement; (2) the operations of Rydex and the level or quality of advisory services provided to the Fund will not be materially affected as a result of the new Sub-Advisory Agreement; (3) the same personnel of Rydex who currently provide investment advisory services to the Fund will continue to do so upon approval of the new Sub-Advisory Agreement; (4) the overall sub-advisory fees payable by the Adviser (not the Fund) will be at the same rate as the compensation payable by the Adviser under the former sub-advisory agreement; and (5) the overall financial condition of Rydex remains strong following its change of control.

     In addition, the Trustees considered a wide range of information of the type they would regularly consider when determining to continue a fund's management agreement as in effect from year to year. The Trustees considered information about, among other things:

     o Rydex and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

     o    the terms of the new Sub-Advisory Agreement;

     o the scope and quality of the services that Rydex has been providing to the Fund; and

     o the investment performance of the Fund and its correlation to the returns of the S&P REIT Index.

     At a Special Meeting of Shareholders held on April 29, 2004, shareholders of the Fund approved the new Sub-Advisory Agreement with Rydex.

THE UNDERWRITER
---------------

     Wells Investment Securities, Inc. (the "Underwriter"), 6200 The Corners Parkway, Norcross, Georgia 30092, is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Fund. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

     During the fiscal years ended December 31, 2004, 2003 and 2002, the aggregate commissions collected on sales of the Fund's Class A shares were $1,443,606, $913,818 and $636,588, respectively, of which the Underwriter paid $1,247,583, $785,356 and $543,688, respectively, to unaffiliated broker-dealers in the selling network and retained $196,023, $128,462 and $92,900, respectively, from underwriting and broker commissions. During the fiscal years ended December 31, 2004, 2003 and 2002, the Underwriter collected $120,405, $105,978 and $66,049, respectively, in contingent deferred sales charges on redemptions of Class B shares, and collected $35,426, $6,661 and $10,567, respectively, in contingent deferred sales charges on redemptions of Class C shares.

     The Fund may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

     By its terms, the Trust's Underwriting Agreement will remain in force until January 12, 2006 and from year to year thereafter, provided such continuance is approved at least annually by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Underwriting Agreement may be terminated at any time, on sixty days' written notice, without payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Underwriter. The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     Leo F. Wells III is an affiliated person of both the Trust and the Underwriter.

DISTRIBUTION PLANS
------------------

     CLASS A SHARES - As stated in the Prospectus, the Fund has adopted a plan of distribution with respect to the Class A shares of the Fund (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the distribution and promotion of its Class A shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year. During the fiscal year ended December 31, 2004, Class A shares paid $446,871 in distribution expenses. Of this amount, $434,401 was spent on compensation to broker-dealers and $12,470 was spent on the printing and mailing of prospectuses and reports to prospective shareholders.

     CLASS B SHARES AND CLASS C SHARES - The Fund has also adopted plans of distribution with respect to the Class B and Class C shares of the Fund (the "Class B Plan" and the "Class C Plan," respectively). The Class B Plan and the Class C Plan each provide for two categories of payments. First, the Plans provide for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class B and Class C shares, which may be paid to other brokers based on the average value of the Fund's Class B and Class C shares owned by clients of such brokers. In addition, the Fund may pay up to an additional .75% per annum of its daily net assets allocable to Class B and Class C shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of such shares, costs of advertising and promotion and any other expenses related to the distribution of such shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to ..75% per annum of the average value of Class B and Class C shares owned by their clients, in addition to the .25% account maintenance fee described above. During the fiscal year ended December 31, 2004, Class B shares and Class C shares paid $338,616 and $453,442, respectively, in distribution expenses. Amounts were spent as follows:

                                                     Class B         Class C
                                                     -------        ---------
Compensation to broker-dealers..............       $ 335,205        $ 449,155
Printing and mailing of prospectuses
  and reports to prospective shareholders....          3,411            4,287

     CLASS I SHARES - The Fund has not adopted a plan of distribution with respect to Class I shares.

     GENERAL INFORMATION. The continuance of the Plans must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class of the Fund. In the event a Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plans may not be amended to increase materially the amount to be spent under the Plans without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plans should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Fund pursuant to the Plans and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of the Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his controlling interest in the Adviser and the Underwriter, Leo F. Wells III may be deemed to have a financial interest in the operation of the Plans.

SECURITIES TRANSACTIONS
-----------------------

     Decisions regarding the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by Rydex and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, Rydex seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Rydex generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2004, 2003 and 2002, the Fund paid brokerage commissions of $104,287, $83,186 and $49,796, respectively.

     The Sub-Advisory Agreement authorizes Rydex to select brokers to buy and sell securities for the Fund and who also provide brokerage and research services to the Fund and/or other accounts over which Rydex exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if Rydex determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Rydex's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to economic trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and Rydex, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by Rydex in servicing all of its accounts and not all such services may be used by Rydex in connection with the Fund.

     Rydex may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. Rydex will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of Rydex in that security on a given day, with all transaction costs shared on pro rata basis.

     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser, Rydex or the Underwriter.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust, the Adviser or Rydex may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Underwriter or other affiliates if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Underwriter nor affiliates of the Trust, the Adviser or Rydex will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

CODE OF ETHICS. The Trust, the Adviser, Rydex and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, Rydex and the Underwriter are on public file with, and are available from, the Securities and Exchange Commission.

PROXY VOTING POLICIES AND PROCEDURES. The Adviser and Rydex have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Adviser and Rydex are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling
1-888-726-0753, or on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

     The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. These policies include the following:

     o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

     o Information regarding portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

     o These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Fund's investment advisers or to other Fund service providers, including but not limited to the Fund's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Fund purchases and sells portfolio securities; and
          (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

     o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o Neither the Fund's investment advisers nor the Trust (or any affiliated person, employee, officer, trustee or director of an investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 50%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

     Generally, the Fund intends to invest for the long-term purposes. However, the rate of portfolio turnover will depend upon cash flows into and out of the Fund, changes in the S&P REIT Index and market and other conditions, and portfolio turnover will not be a limiting factor when Rydex believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2004, 2003 and 2002, the Fund's portfolio turnover rate was 26%, 13% and 10%, respectively.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of each class of shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Trust may also be open on other days in which there is sufficient trading in the Fund's portfolio securities that its net assets might be materially affected.

     In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities traded on stock exchanges or quoted by NASDAQ are valued at the closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities traded on the over-the-counter market, and which are not quoted by NASDAQ, are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

PURCHASES AND REDEMPTIONS OF SHARES
-----------------------------------

     The Prospectus describes generally how to purchase and redeem shares of the Fund and explains any applicable sales loads. Additional information with respect to certain types of purchases of Class A shares of the Fund is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined below) of Class A shares of the Fund has the right to combine the current net asset value of his existing Class A shares with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify Ultimus Fund Solutions, LLC (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Fund.

     LETTER OF INTENT. The reduced sales load set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined below) of Class A shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

     The Trust does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Loads" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or behalf of the Fund.

     REDEMPTIONS IN-KIND. The Fund may process any redemption request in excess of $250,000 or 1% of the Fund's assets (whichever is less) by paying redemption proceeds in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Fund's taxable years beginning July 1, 2005 and later, from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversity its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls or which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Fund's taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment income.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund are held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations on or after May 6, 2003 ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (Backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

     Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

     Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

     The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield (in other words, provide investors with a higher distribution). This portion of the distribution is classified as return of capital. The portion of your distributions that is classified as a return of capital is generally not taxable to you. However, when you receive a return of capital, your cost basis (that is, the adjusted cost of your investment, which is used to determine a capital gain or loss for tax purposes) is decreased by the amount of the return of capital. This, in turn, will affect the capital gain or loss you realize when you sell or exchange any of your Fund shares.

     Two other important tax considerations about the return of capital:

     * If you do not reinvest your distributions (that is, you receive your distributions in cash), your original investment in the Fund will be reduced by the amount of return of capital and capital gains included in the distribution.

     * A return of capital is generally not taxable to you; however, any return of capital distribution would be taxable as a capital gain once your cost basis is reduced to zero (which could happen if you do not reinvest your distributions and return of capital in those distributions is significant).

     Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1+T)n = ERV

Where:

P=   a hypothetical initial payment of $1,000
T=   average annual total return
n=   number of years
ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. It also assumes, with respect to Class A shares, the deduction of the current maximum initial sales load from the initial $1,000 payment and, with respect to Class B and Class C shares, the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The table below shows the Fund's average annual total returns for periods ended December 31, 2004:

                                       1 Year      5 Years     Since Inception   Inception Date
                                       ------      -------     ---------------   --------------
Class A Shares
  Return Before Taxes                  24.92%      19.87%          9.54%          March 2, 1998
  Return After Taxes on Distributions  22.21%      17.76%          7.59%
  Return After Taxes on Distributions
     and Sale of Fund Shares           17.89%      16.29%          7.07%

Class B Shares
  Return Before Taxes                  24.12%      19.74%         14.55%           May 7, 1999
  Return After Taxes on Distributions  21.66%      17.85%         12.77%
  Return After Taxes on Distributions
    and Sale of Fund Shares            17.43%      16.34%         11.72%

Class C Shares
  Return Before Taxes                  28.01%      19.94%         14.79%           May 5, 1999
  Return After Taxes on Distributions  25.54%      18.06%         12.98%
  Return After Taxes on Distributions
    and Sale of Fund Shares            19.96%      16.53%         11.92%

Class I Shares
  Return Before Taxes                  30.44%                     34.83%          August 25, 2003
  Return After Taxes on Distributions  27.69%                     31.74%
  Return After Taxes on Distributions
    and Sale of Fund Shares            21.56%                     28.57%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from the average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales loads which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the average annual compounded rates of return (computed without the applicable sales load) of the Fund's Class A, Class B and Class C shares for the three years ended December 31, 2004 are 21.51%, 20.59% and 20.59%, respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd+1)6 - 1]

Where:

a=   dividends and interest earned during the period
b=   expenses accrued for the period (net of reimbursements)
c= the average daily number of shares outstanding during the period that were entitled to receive dividends
d=   the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of the Fund's Class A, Class B, Class C and Class I shares for the thirty days ended December 31, 2004 were 3.98%, 3.33%, 3.34% and 4.53%, respectively.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     The Fund's performance may be compared in advertisements, sales literature and other communications to performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P REIT Index, which is made up of approximately 100 stocks which constitute a representative sample of all publicly traded Real Estate Investment Trusts, and the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is no guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

     Investors may use such performance comparisons to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund, assuming reinvestment of dividends, over a specified period of time.

     From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of January 31, 2005, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 6.4% of the outstanding shares of the Fund.

     As of January 31, 2005, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

CUSTODIAN
---------

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, US Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

     The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005. Ernst & Young LLP performs an annual audit of the Fund's financial statements, provides tax compliance services and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

     Kilpatrick Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, serves as counsel to the Trust.

TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquires concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month with respect to each Class of shares. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $4,000 per month plus an asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Fund pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of 500 million, provided, however, that the minimum fee is $2,000 per month.

     During the fiscal year ended December 31, 2004, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $322,467, $108,645 and $302,081, respectively. During the fiscal year ended December 31, 2003, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $200,027, $71,656 and $210,406, respectively. During the fiscal year ended December 31, 2002, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $136,098, $60,188 and $160,651, respectively.

FINANCIAL STATEMENTS
--------------------

     The financial statements of the Fund, which have been audited by Ernst & Young LLP, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2004.

                APPENDIX A--PROXY VOTING POLICIES AND PROCEDURES
                ------------------------------------------------

                          WELLS ASSET MANAGEMENT, INC.
                       PROXY VOTING AND DISCLOSURE POLICY
                               (ADOPTED JUNE 2003)


I.   INTRODUCTION

     Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments").

     The Advisers Act Amendments require that Wells Asset Management, Inc. ("Wells") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Wells has actually voted their proxies.

     This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that Wells complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.  SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

     Wells believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Wells is committed to voting corporate proxies in the manner that serves the best interests of their clients.

     The following details Wells' philosophy and practice regarding the voting of proxies.

     A.   GENERAL

          Wells believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

     B.   DELEGATION TO SUB-ADVISOR

          As of the date of this Policy, Wells serves as an investment adviser to two investment companies, the Wells S&P REIT Index Fund, the sole series of the Wells Family of Real Estate Funds, an Ohio business trust (the "Wells Fund") and the Wells S&P REIT Index Fund, a series of the Access Variable Insurance Trust, an Ohio business trust (the "Access Fund") (collectively, the Wells Fund and the Access Fund are the "Funds"). As of the date of this Policy, Wells does not have any additional investment advisory clients.

          With respect to the Wells Fund, Wells has entered into a Sub-Advisory Agreement with PADCO Advisors, Inc. d/b/a Rydex Global Advisors ("Rydex"), whereby Wells has delegated the day-to-day investment advisory responsibilities for the Wells Fund to Rydex. Wells entered into a similar Sub-Advisory Agreement with Rydex for the Access Fund dated May 1, 2003. Under Section 7 of each of the Sub-Advisory Agreements, Wells has delegated the responsibility for voting proxies for each of the Funds to Rydex.

     C.   PROCEDURES AND VOTING GUIDELINES

          To implement Wells' proxy voting policies, Wells has developed the following procedures.

          1. In light of Wells' delegation of responsibility for voting proxies to Rydex, Wells has requested Rydex provide Wells with a copy of Rydex's proxy voting policy, a copy of which is attached as EXHIBIT A.

          2. Wells has designated Jill Maggiore, as Wells' compliance officer, to be Wells' proxy manager (the "Proxy Manager"). The Proxy Manager shall review the Rydex Policy to ensure compliance with this Policy, including the requirement that proxies be voted in the manner that serves the best interests of Wells' clients.

          3. The Proxy Manager shall arrange for each annual or special report and proxy statement for companies in the Funds' portfolios to be mailed directly to Rydex to the attention of appropriate Rydex personnel responsible for voting proxies under Rydex's proxy voting policy.

          4. The Proxy Manager shall maintain, or ensure that Rydex is maintaining on Wells' behalf, copies (where and in the manner required under the Act and other applicable laws) of each annual report, proposal, proposal summary, actual vote by Rydex, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Funds) under Rule 30b1-4 of the Investment Company Act.

     D.   ABSENCE OF PROXY MANAGER

          In the event that the Proxy Manager is unavailable to perform any of its duties hereunder, then the President shall perform such duties in accordance with this Policy.

IV.  CONFLICTS

     A.   RYDEX CONFLICTS

          The Proxy Manager shall ensure that the Rydex Proxy Policy provides that, in the event there is a conflict between the interests of a Fund or its shareholders and the interests of Rydex or an affiliated person of Rydex (e.g., a portfolio company is a client or an affiliate of a client of Rydex), Rydex will notify Wells of such conflict and will await instructions regarding the voting of the proxy.

          1.   EVALUATE WELLS CONFLICTS

               In cases where Rydex notifies Wells of a conflict, Wells will determine whether there is a conflict between the interests of a Fund or its shareholders and the interests of Wells or an affiliated person of Wells (e.g., a portfolio company is a client or an affiliate of a client of Wells) with respect to the applicable proxy.

               a. CONFLICT IDENTIFIED. In the event of a conflict for Wells with respect to the applicable proxy, Wells will notify the Fund of Rydex's conflict and its conflict, and will instruct Rydex to vote the applicable Fund's shares in accordance with the Fund's instructions. In the event that Wells does not receive instructions from the Fund within three business days after providing notice of a conflict under (A) or (B) above, Wells may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the Fund's best interests.

               b. NO CONFLICT IDENTIFIED. If there is no conflict for Wells with respect to the applicable proxy, then the Proxy Manager shall vote the proxy in accordance with the best interests of the applicable Fund's shareholders, as determined by the Proxy Manager in accordance with the guidelines in (2) below.

          2.   VOTING GUIDELINES

               Wells' policy is to review each proxy proposal on its individual merits, but Wells has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

               a. CORPORATE GOVERNANCE. With respect to an UNCONTESTED ELECTION OR APPOINTMENT OF AUDITORS, Wells will generally vote in favor of management's proposals. In a contested election or appointment, the Wells evaluates proposed directors on a case-by-case basis.

                    With  respect to  proposals  regarding  the  STRUCTURE  OF A
                    COMPANY'S BOARD OF DIRECTORS, Wells will review each proposal by considering the potential short and long-term effects of the proposal on the make-up and powers of the company's board of directors.

                    With respect to matters involving SHAREHOLDER RIGHTS, Wells will review the proposal by considering whether it tends to decrease, preserve or increase shareholder rights or control of the company.

                    With respect to matters involving ANTI-TAKEOVER MEASURES, CORPORATE RESTRUCTURINGS AND SIMILAR MATTERS, Wells will review the proposal by considering the potential short and long-term effects of the proposal on the company (e.g., the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company's stock).

               b. COMPENSATION MATTERS. With respect to matters involving EXECUTIVE COMPENSATION, Wells will generally support proposals that encourage the disclosure of a company's compensation policies, and will evaluate substantive compensation proposals by considering whether they tend to fairly compensate executives (e.g., by linking compensation to performance).

                    With respect to matters involving STOCK OPTION PLANS AND ISSUANCES, Wells will review the proposal by considering the potential dilutive effect on shareholders' shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

               c. CORPORATE RESPONSIBILITY AND SOCIAL ISSUES. With respect to ordinary business matters such as positions on CORPORATE RESPONSIBILITY AND SOCIAL ISSUES, Wells believes these are primarily the responsibility of a company's management. Accordingly, Wells will generally abstain from voting on proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, Wells may vote against corporate responsibility and social issue proposals that Wells believes will have substantial adverse economic or other effects on a company, and may vote for corporate responsibility and social issue proposals that Wells believes will have substantial positive economic or other effects on a company.

V.   WELLS DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

     On or before August 6, 2003, Rule 206(4)-6 requires Wells to disclose in response to any client request how the client can obtain information from Wells on how its securities were voted. Wells will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Wells. Upon receiving a written request from a client, Wells will provide the information requested by the client within a reasonable amount of time.

     Rule 206(4)-6 also requires Wells to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Wells will provide such a description in
     Part II of its Form ADV. Upon receiving a written request from a client, Wells will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

VII. RECORDKEEPING

     Wells shall keep the following records for a period of at least five years, the first two in an easily accessible place:

          (i)  A copy of this Policy;
          (ii) Proxy  Statements  received  regarding client  securities;
          (iii) Records of votes cast on behalf of clients;
          (iv) Any documents prepared by Wells that were material to making a decision how to vote, or that memorialized the basis for the decision;
          (v)  Records of client requests for proxy voting information, and
          (vi) With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Wells. These records may be kept as part of Wells' records and/or Rydex's records.

     Wells may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Wells that are maintained with a third party such as a proxy voting service, provided that Wells has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                       Adopted as of this 17th day of June, 2003


                                                    Leo F. Wells, III, President

                                    EXHIBIT A
                                    ---------

                              PROXY VOTING POLICIES
                            FOR RYDEX GLOBAL ADVISORS

                              RYDEX GLOBAL ADVISORS
                      PROXY VOTING POLICIES AND PROCEDURES

     I.   Introduction
          ------------

PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Global Advisors ("RGA") generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth RGA's policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.  Proxy Voting Policies and Procedures
     ------------------------------------

A.   Proxy Voting Policies
     Proxies may have economic value and, where RGA is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

The  financial  interest  of  our  clients  is  the  primary   consideration  in
determining how proxies should be voted. Any material conflicts of interest between RGA and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in
Section III, below.

B    Proxy Voting Procedures

     RGA utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from RGA, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by RGA's portfolio management group (the "Committee"). Under its arrangement with IRRC, RGA has agreed to:

     o provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

     o deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with RGA's authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

     o provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

     o coordinate with IRRC with respect to the classification of a proxy items for the treatment of items not clearly defined under the Guidelines.

III. Resolving Potential Conflicts of Interest
     -----------------------------------------

     The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

o managing a pension plan for a company whose management is soliciting proxies;

o significant business relationship - having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast;

o significant personal / family relationship - RGA, its employees or affiliates have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interests, if a potential conflict of interest exists RGA will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (e.g., in instances where the Guidelines provide for a "case-by-case" review), RGA may vote a proxy regarding that proposal in any of the following manners:

o REFER PROPOSAL TO THE CLIENT - RGA may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

o OBTAIN CLIENT RATIFICATION - If RGA is in a position to disclose the conflict to the client (i.e., such information is not confidential), RGA may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how RGAd will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

o USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, RGA may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

o USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, RGA may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.  SECURITIES SUBJECT TO LENDING ARRANGEMENTS
     ------------------------------------------

For various legal or administrative reasons, RGA is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. RGA will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, RGA may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients' custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in RGA's judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.   SPECIAL ISSUES WITH VOTING FOREIGN PROXIES
     ------------------------------------------

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), RGA may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.  ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD
     -------------------------------------------------

RGA shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which RGA, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

     (i)    The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

     (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

     (iv)   The shareholder meeting date;

     (v)    A brief identification of the matter voted on;

     (vi) Whether the matter was proposed by the issuer or by a security holder;

     (vii) Whether RGA (or IRRC as its agent) cast the client's vote on the matter;

     (viii) How RGA (or IRRC as its agent) cast the client's vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (ix) Whether RGA (or IRRC as its agent) cast the client's vote for or against management.

VII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION
     ----------------------------------------------

On or before August 6, 2003, Rule 206(4)-6 requires RGA to disclose in response to any client request how the client can obtain information from RGA on how its securities were voted. RGA will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to RGA. Upon receiving a written request from a client, RGA will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires RGA to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. RGA will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, RGA will provide a copy of this policy within a reasonable amount of time.
If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING
      -------------

RGA shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)  A copy of this Policy;

     (ii) Proxy Statements received regarding client securities;

     (iii) Records of votes cast on behalf of clients;

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

     (iv) Any documents prepared by RGA that were material to making a decision how to vote, or that memorialized the basis for the decision; and

     (v)  Records of client requests for proxy voting information,

With respect to RGA's Fund clients, the Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by RGA. Additionally, RGA may keep Fund client records as part of RGA's records.

RGA may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by RGA that are maintained with a third party, such as IRRC, provided that RGA has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                              RYDEX GLOBAL ADVISORS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES
                             -----------------------


RGA believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, RGA will generally vote with management on "routine items" of a corporate administrative nature. RGA will generally review all "non-routine items" (e.g., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

                               Board of Directors
                               ------------------
A.  Director Nominees in Uncontested Elections                    Vote With Mgt.
B.  Chairman and CEO is the Same Person                           Vote With Mgt.
C.  Majority of Independent Directors                             Vote With Mgt.
D.  Stock Ownership Requirements                                  Case-by-Case
E.  Limit Tenure of Outside Directors                             Case-by-Case
F.  Director and Officer Indemnification and Liability Protection Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions                Case-by-Case


PROXY CONTESTS
--------------
A.  Voting for Director Nominees in Contested Election            Case-by-Case
B.  Reimburse Proxy Solicitation                                  Vote With Mgt.


AUDITORS
--------
A.  Ratifying Auditors                                            Vote With Mgt.


PROXY CONTEST DEFENSES
----------------------
A.  Board Structure - Classified Board                            Case-by-Case
B.  Cumulative Voting                                             Case-by-Case
C.  Shareholder Ability to Call Special Meetings                  Case-by-Case


TENDER OFFER DEFENSES
---------------------
A.  Submit Poison Pill for shareholder ratification               Case-by-Case
B.  Fair Price Provisions                                         Case-by-Case
C.  Supermajority Shareholder Vote Requirement                    Case-by-Case
      To Amend the Charter or Bylaws
D.  Supermajority Shareholder Vote Requirement                    Case-by-Case

MISCELLANEOUS GOVERNANCE PROVISIONS
-----------------------------------

A.  Confidential Voting                                           Vote With Mgt.
B.  Equal Access                                                  Case-by-Case
C.  Bundled Proposals                                             Case-by-Case


CAPITAL STRUCTURE
-----------------

A.  Common Stock Authorization                                    Vote With Mgt.
B.  Stock Splits                                                  Vote With Mgt.
C.  Reverse Stock Splits                                          Vote With Mgt.
D.  Preemptive Rights                                             Case-by-Case
E.  Share Repurchase Programs                                     Case-by-Case


EXECUTIVE AND DIRECTOR COMPENSATION
-----------------------------------

A.  Shareholder Proposals to Limit Executive and                  Case-by-Case
      Directors Pay
B.  Shareholder Ratification of Golden and Tin Parachutes         Vote With Mgt.
C.  Employee Stock Ownership Plans                                Case-by-Case
D.  401(k) Employee Benefit Plans                                 Vote With Mgt.


STATE OF INCORPORATION
----------------------

A.  Voting on State Takeover Plans                                Case-by-Case
B.  Voting on Reincorporation Proposals                           Case-by-Case


MERGERS AND CORPORATE RESTRUCTURINGS
------------------------------------

A.  Mergers and Acquisitions                                      Case-by-Case
B.  Corporate Restructuring                                       Case-by-Case
C.  Spin-Offs                                                     Case-by-Case
D.  Liquidations                                                  Case-by-Case


SOCIAL AND ENVIRONMENTAL ISSUES
-------------------------------

A.  Issues with Social/Moral Implications                         Vote With Mgt.



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